WHOLE FOODS MARKET
                             401(K) RETIREMENT PLAN









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                                TABLE OF CONTENTS
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ARTICLE 1  DEFINITIONS............................................................................................1
   1.1       Actual Deferral Percentage ("ADP"):..................................................................1
   1.2       Administrator, Plan Administrator:...................................................................2
   1.3       Affiliated Employer:.................................................................................2
   1.4       Aggregate Limit:.....................................................................................2
   1.5       Annual Additions:....................................................................................2
   1.6       Annuity Starting Date:...............................................................................3
   1.7       Applicable Life Expectancy:..........................................................................3
   1.8       Applicable Period:...................................................................................3
   1.9       Average Contribution Percentage ("ACP"):.............................................................4
   1.10      Beneficiary:.........................................................................................4
   1.11      Break in Service:....................................................................................4
   1.12      Code:................................................................................................5
   1.13      Committee:...........................................................................................5
   1.14      Company Stock:.......................................................................................5
   1.15      Compensation:........................................................................................5
   1.16      Contribution Percentage:.............................................................................6
   1.17      Contribution Percentage Amounts:.....................................................................7
   1.18      Deferral Agreement:..................................................................................7
   1.19      Defined Benefit Fraction:............................................................................7
   1.20      Defined Contribution Dollar Limitation:..............................................................7
   1.21      Defined Contribution Fraction:.......................................................................8
   1.22      Designated Beneficiary:..............................................................................8
   1.23      Determination Date:..................................................................................8
   1.24      Disability:..........................................................................................8
   1.25      Distribution Calendar Year:..........................................................................9
   1.26      Eligible Participant:................................................................................9
   1.27      Employee:............................................................................................9
   1.28      Employee Contribution:...............................................................................9
   1.29      Employee Elective Deferrals:.........................................................................9
   1.30      Employee Elective Deferral Account:.................................................................10
   1.31      Employee Rollover/Transfer Contributions:...........................................................10
   1.32      Employee Rollover/Transfer Account:.................................................................10
   1.33      Employer:...........................................................................................10
   1.34      Employer Contribution Account:......................................................................10
   1.35      Employer Matching Contributions:....................................................................10
   1.36      Employer Matching Contribution Account:.............................................................10
   1.37      Employer Profit Sharing Contributions:..............................................................10
   1.38      Employer Profit Sharing Contribution Account:.......................................................11
   1.39      Employer Qualified Matching Contributions:..........................................................11
   1.40      Employer Qualified Matching Contribution Account:...................................................11
   1.41      Employer Qualified Non-Elective Contributions:......................................................11

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   1.42      Employer Qualified Non-Elective Contribution Account:...............................................11
   1.43      Entry Date:.........................................................................................11
   1.44      ERISA:..............................................................................................11
   1.45      Excess Aggregate Contributions:.....................................................................11
   1.46      Excess Amount:......................................................................................12
   1.47      Excess Contributions:...............................................................................12
   1.48      Excess Elective Deferrals:..........................................................................12
   1.49      Family Member:......................................................................................12
   1.50      Forfeiture:.........................................................................................12
   1.51      Former Participant:.................................................................................13
   1.52      Highest Average Compensation:.......................................................................13
   1.53      Highly Compensated Employee:........................................................................13
   1.54      Hour of Service:....................................................................................15
   1.55      Joint and Survivor Annuity:.........................................................................16
   1.56      Key Employee:.......................................................................................16
   1.57      Leased Employee:....................................................................................16
   1.58      Limitation Year:....................................................................................17
   1.59      Master or Prototype Plan:...........................................................................17
   1.60      Matching Contribution:..............................................................................17
   1.61      Maximum Permissible Amount:.........................................................................17
   1.62      Nonhighly Compensated Employee:.....................................................................18
   1.63      Normal Retirement Age:..............................................................................18
   1.64      Normal Retirement Date:.............................................................................18
   1.65      Participant:........................................................................................18
   1.66      Participant's Account:..............................................................................18
   1.67      Participant's Benefits:.............................................................................18
   1.68      Participating Employer:.............................................................................18
   1.69      Permissive Aggregation Group:.......................................................................19
   1.70      Plan:...............................................................................................19
   1.71      Plan Year:..........................................................................................19
   1.72      Predecessor Employer:...............................................................................19
   1.73      Preretirement Survivor Annuity:.....................................................................20
   1.74      Projected Annual Benefit:...........................................................................20
   1.75      Qualified Deferred Compensation Plan:...............................................................20
   1.76      Qualified Early Retirement Age:.....................................................................20
   1.77      Qualified Election:.................................................................................20
   1.78      Qualified Preretirement Survivor Annuity Election Period:...........................................21
   1.79      Recordkeeper:.......................................................................................21
   1.80      Regular Employee:...................................................................................21
   1.81      Required Aggregation Group:.........................................................................21
   1.82      Required Beginning Date:............................................................................22
   1.83      Spouse, Surviving Spouse:...........................................................................22
   1.84      Super Top-Heavy Plan:...............................................................................22
   1.85      Taxable Year:.......................................................................................22
   1.86      Top-Heavy Plan:.....................................................................................22
   1.87      Top-Heavy Plan Year:................................................................................23

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   1.88      Top-Heavy Ratio:....................................................................................23
   1.89      Too-Heavy Valuation Date:...........................................................................23
   1.90      Top Paid Group:.....................................................................................24
   1.91      Trust:..............................................................................................24
   1.92      Trust Agreement:....................................................................................24
   1.93      Trust Fund:.........................................................................................24
   1.94      Trustee:............................................................................................24
   1.95      Valuation Date:.....................................................................................24
   1.96      Vested Percentage:..................................................................................25
   1.97      Year of Service:....................................................................................25

ARTICLE 2  ELIGIBILITY AND PARTICIPATION.........................................................................27
   2.1       Initial Eligibility:................................................................................27
   2.2       Change in Employee Classification:..................................................................27
   2.3       Eligibility Upon Reemployment:......................................................................28

ARTICLE 3  CONTRIBUTIONS, INVESTMENT OF CONTRIBUTIONS, AND
                      ALLOCATIONS................................................................................29
   3.1       Employee Elective Deferrals:........................................................................29
   3.2       Employer Matching Contributions:....................................................................29
   3.3       Employer Qualified Matching Contributions:..........................................................30
   3.4       Employer Profit Sharing Contributions:..............................................................30
   3.5       Employer Qualified Non-Elective Contributions:......................................................30
   3.6       Employee Rollover/Transfer Contributions:...........................................................31
   3.7       Contributions Not Limited by Net Profits:...........................................................31
   3.8       Payment of Employer Contributions to Trustee:.......................................................31
   3.9       Form of Employer Contributions:.....................................................................31

ARTICLE 4  INVESTMENTS AND ACCOUNTING............................................................................32
   4.1       Investment of Participant Accounts:.................................................................32
   4.2       Accounting Procedure:...............................................................................32
   4.3       Correction of Allocations:..........................................................................32

ARTICLE 5  LIMITATION ON ALLOCATIONS, DEFERRALS AND CONTRIBUTIONS................................................34
   5.1       Limitation on Allocations:..........................................................................34
   5.2       Actual Deferral Percentage Test:....................................................................35
   5.3       Distribution of Excess Contributions:...............................................................36
   5.4       Average Contribution Percentage Test:...............................................................37
   5.5       Distribution of Excess Aggregate Contributions:.....................................................39
   5.6       Procedure for Distribution of Excess Elective Deferrals:............................................40

ARTICLE 6  VESTING AND FORFEITURES...............................................................................41
   6.1       Nonforfeitable Accounts:............................................................................41
   6.2       Accounts Subject to Vesting, Schedule:..............................................................41
   6.3       Vesting at Termination:.............................................................................42
   6.4       Forfeitures:........................................................................................42
   6.5       Buyback:............................................................................................43

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ARTICLE 7  PAYMENT OF BENEFITS...................................................................................44
   7.1       Eligibility for Payment of Benefits:................................................................44
   7.2       Commencement of Benefits:...........................................................................45
   7.3       Form of Payment of Benefits:........................................................................46
   7.4       Joint and Survivor Annuity Requirements:............................................................47
   7.5       Minimum Distribution Requirements:..................................................................48
   7.6       Payment at Death:...................................................................................49
   7.7       Designation of Beneficiary:.........................................................................51
   7.8       Notice Requirements:................................................................................52
   7.9       Transitional Joint and Survivor Annuity Rules:......................................................52
   7.10      Hardship Withdrawals:...............................................................................54
   7.11      Transitional Minimum Distribution Rules:............................................................56
   7.12      Direct Rollovers:...................................................................................57
   7.13      Distributions Under Qualified Domestic Relations Order:.............................................58

ARTICLE 8  SPECIAL TOP-HEAVY PLAN RULES..........................................................................59
   8.1       Applicability of Article:...........................................................................59
   8.2       Minimum Allocations:................................................................................59
   8.3       Minimum Vesting:....................................................................................59
   8.4       Super Top Heavy Plans:..............................................................................60

ARTICLE 9  ADMINISTRATION OF PLAN................................................................................61
   9.1       Responsibilities of Employer:.......................................................................61
   9.2       Rights and Responsibilities of Plan Administrator:..................................................61
   9.3       Administrative Committee:...........................................................................62
   9.4       Benefit Claims Procedure:...........................................................................64
   9.5       Multiple Roles:.....................................................................................65

ARTICLE 10  LOANS TO PARTICIPANTS................................................................................66
   10.1      Loans to Participants:..............................................................................66
   10.2      Terms and Conditions:...............................................................................66

ARTICLE 11  EXCLUSIVE BENEFIT....................................................................................68
   11.1      Exclusive Benefit:..................................................................................68
   11.2      Mistake of Fact:....................................................................................68
   11.3      Requirement of Qualification:.......................................................................68
   11.4      Requirement of Deductibility:.......................................................................68

ARTICLE 12  AMENDMENT, TERMINATION AND MERGER....................................................................69
   12.1      Amendment:..........................................................................................69
   12.2      Plan Termination:...................................................................................70
   12.3      Distribution Upon Plan Termination:.................................................................70
   12.4      Merger:.............................................................................................70

ARTICLE 13  MISCELLANEOUS........................................................................................71
   13.1      This Plan is Not an Employment Contract:............................................................71
   13.2      Limitations on the Obligations of the Employer:.....................................................71

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   13.3      Qualified Military Service:.........................................................................71
   13.4      Agreement Binding:..................................................................................71
   13.5      Assignment, Alienation, or Encumbrance:.............................................................71
   13.6      Construction:.......................................................................................72
   13.7      Headings:...........................................................................................72
   13.8      Governing Law:......................................................................................72

ARTICLE 14  PARTICIPATING EMPLOYERS..............................................................................73
   14.1      Adoption by Other Employers:........................................................................73
   14.2      Requirements of Participating Employers:............................................................73
   14.3      Designation of Agent:...............................................................................74
   14.4      Employee Transfers:.................................................................................74
   14.5      Participating Employers Contribution:...............................................................74
   14.6      Amendment:..........................................................................................74
   14.7      Discontinuance of Participation:....................................................................74
   14.8      Administrator's Authority:..........................................................................75




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                               WHOLE FOODS MARKET
                             401(K) RETIREMENT PLAN

         WHEREAS, Whole Foods Market, Inc. ("Employer") adopted the Whole Foods Market 401(k) Retirement Plan and Trust ("Original Plan"), effective as of January l, 1995, as an amendment and restatement of a profit sharing plan, which was originally effective on January 1, 1991; and

         WHEREAS, the Employer amended and restated the Original Plan as of May l, 1996 ("Plan"), through its execution of an amended Dreyfus Nonstandardized
Prototype Profit Sharing Plan and Trust Adoption Agreement (Plan 01002) ("Adoption Agreement"), used in conjunction with Basic Plan Document No. 1, Dreyfus Prototype Defined Contribution Plan; and

         WHEREAS, the Employer has amended the Plan from time to time by executing an amended Adoption Agreement; and

         WHEREAS, the Employer desires to amend the plan to change the entry dates into the Plan, to require that Employees hired on or after October l, 1998 attain age 21 before becoming eligible to participate in the Plan, to change the definition of compensation, to allow contributions to be made to the Plan in the form of stock in the Employer, to consolidate previous amendments made to the Plan in one document, and to reflect changes in the law made by the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997;

         NOW, THEREFORE, the Whole Foods Market 401(k) Retirement Plan is amended and restated in its entirety as follows, effective as of January 1, 1999, except as otherwise specifically provided herein:


                                   ARTICLE 1
                                  DEFINITIONS

The following words and phrases, when used herein, shall have the meanings indicated below, unless a different meaning is clearly indicated by the context. All references to sections herein pertain to sections of the Plan unless otherwise indicated by the text or context.

1.1      Actual Deferral Percentage ("ADP"):
         ----------------------------------
         For a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the trust on behalf of such Participant for the Plan Year to (2) the Participant's Compensation for such Plan Year, but considering only Compensation for the period during which such Participant was eligible to make Employee Elective Deferrals (whether or not such Participant was making Employee Elective Deferrals).

         For purposes of the preceding sentence, "Employer contributions" on behalf of any Participant shall include: (1) any Employee Elective Deferrals made pursuant to the Participant's Deferral Agreement,


                                       1
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         including Excess Elective  Deferrals,  but excluding Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of
         these  Employee  Elective   Deferrals);   and  (2)  Employer  Qualified
         Non-elective    Contributions   and   Employer    Qualified    Matching
         Contributions. The amounts of Employer Qualified Matching Contributions and Employer Qualified Non-Elective Contributions taken into account for purposes of calculating the Actual Deferral Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such amounts as are needed to meet the Actual Deferral Percentage test in section 5.2(a) of the Plan.

         For purposes of computing Actual Deferral Percentages, "Participant" shall include an Employee who would be a Participant (with respect to eligibility to make Employee Elective Deferrals) but for the failure to make Employee Elective Deferrals. Such Employee shall be treated as a Participant on whose behalf no Employee Elective Deferrals are made.

1.2      Administrator, Plan Administrator:
         ---------------------------------
         The person or Committee named by the Employer to administer the Plan on behalf of the Employer. If no person or Committee is named, the Employer shall be the Administrator.

1.3      Affiliated Employer:
         -------------------
         Any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under 414(o) of the Code.

1.4      Aggregate Limit:
         ---------------
         The sum of (a) 125 percent of the greater of the ADP of the Non-highly Compensated Employees for the prior Plan Year or the ACP of Non-highly Compensated Employees under the Plan subject to section 401(m) of the Code for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement and (b) the lesser of 200% or 2 plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in "(a)" above, and "greater" is substituted for "lesser" after "2 plus the" in "(b)" if it would result in a larger Aggregate Limit.

1.5      Annual Additions:
         ----------------
         The sum of the following amounts allocated on behalf of a Participant for the Limitation Year:

         (a)      all employer contributions,

         (b)      all forfeitures,


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         (c)      all employee contributions.

         For purposes of this subsection, amounts reapplied to reduce employer contributions under section 5.1 shall also be included as Annual Additions. Excess Elective Deferrals and Excess Contributions shall be treated as Annual Additions under the Plan.

         Amounts allocated, after March 31, 1984, to an individual medical account, as defined in section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1984, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in section 419(e), maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

1.6      Annuity Starting Date:
         ---------------------
         Annuity Starting Date is the first day of the first period for which an amount is paid as an annuity or any other form.

1.7      Applicable Life Expectancy:
         --------------------------
         The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if life expectancy is being recalculated, such succeeding calendar year.

         Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations.

         Unless otherwise elected by the Participant (or Spouse, in the case of distributions described in section 7.6(d)(2)(B)) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

1.8      Applicable Period:
         -----------------
         The Applicable Period for notice in the case of a Preretirement Survivor Annuity is whichever of the following periods ends last:

         (a) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

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         (b)      a  reasonable  period  ending after the  individual  becomes a
                  Participant;

         (c) a reasonable period ending after section 7.4 first applies to the Participant.

         Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

         For purposes of the above, a reasonable period ending after the enumerated events described in (b) and (c) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the Applicable Period for such Participant shall be redetermined.

1.9      Average Contribution Percentage ("ACP"):
         ---------------------------------------
         The  average  of  the   Contribution   Percentages   of  the   Eligible
         Participants in a specified group.

1.10     Beneficiary:
         -----------
         The person or persons designated pursuant to Article 7 of the Plan to receive a Participant's benefits upon the Participant's death, subject to the restrictions of Article 7.

1.11     Break in Service:
         ----------------
         A Plan Year during which an Employee does not complete more than 500 Hours of Service with the Employer.

         Solely for purposes of determining whether a Break in Service for eligibility and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. The Hours of Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or, in all other cases, in the following computation period.

         An absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.12     Code:
         ----
         The Internal Revenue Code of 1986 and the regulations thereunder, as heretofore or hereafter amended. Reference to a section of the Code shall include that section and any comparable section or sections, or any future statutory provision which amends, supplements or supersedes that section.

1.13     Committee:
         ---------
         The  person  or  persons   appointed   by  the  Employer  to  have  the
         responsibilities set forth in Article 9.

1.14     Company Stock:
         -------------
         Equity securities issued by the Employer or an affiliate which are publicly-traded and which are "qualifying employer securities" within the meaning of section 407(d)(5) of ERISA.

1.15     Compensation:
         ------------
         Effective for Plan Years beginning after December 31, 1997, Compensation shall mean a Participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses) and excluding the following:

         (a) Employer contributions to a plan of deferred compensation which are not included in gross income of the Employee for the taxable year in which contributed, or employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;

         (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

         (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

         (d) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

         Notwithstanding the above, for purposes of allocating Employer Contributions, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

         For Plan Years beginning on or after January 1, 1989, the annual Compensation of each Participant taken into account under the Plan shall not exceed $200,000, as adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code.

         For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to the applicable period beginning in such calendar year.

         For Plan Years beginning before January 1, 1997, in determining the Compensation of a Participant for purposes of the foregoing limitations, the rules of section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of application of such rules, the annual compensation limit is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation.

         Compensation for purposes of allocating employer contributions shall not include Compensation for the period prior to the Employee's Entry Date into the plan for the type of employer contribution in question.

         Compensation which a Participant may elect to defer under the Plan shall include only Compensation for the period during which the Participant was eligible to make Employee Elective Deferrals, and shall not include compensation after the Participant's employment terminates, such as severance pay.

         Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year.

         For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of Section 5.1, Compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Code section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of section 125 or 457.

1.16     Contribution Percentage:
         -----------------------
         The ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year, but considering only Compensation for the period during which such Participant was eligible to make Employee Elective Deferrals (whether or not such Participant was making Employee Elective Deferrals).

1.17     Contribution Percentage Amounts:
         -------------------------------
         The sum of the Employee Contributions, Matching Contributions, and Employer Qualified Non-Elective Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. The Employer may include Employer Qualified Non-elective Contributions in the Contribution Percentage Amounts. The Employer may also elect to use Employee Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Employee Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Employee Elective Deferrals that are used to meet the ACP test.

1.18     Deferral Agreement:
         ------------------
         A written agreement between an Employee who has otherwise satisfied the eligibility requirements of Section 2.1 and the Employer which provides that the Participant's cash compensation will be reduced and that the Employer will contribute an equivalent amount to the Trust as an Employee Elective Deferral on behalf of such Participant. Each Deferral Agreement shall be in a form prescribed or approved by the Administrator and shall be (a) irrevocable while the agreement is in effect with respect to compensation already earned, but (b) revocable as to pay periods commencing a reasonable time after written notice is given by the Participant to the Employer. Under no circumstances shall a Deferral Agreement be adopted retroactively.

1.19     Defined Benefit Fraction:
         ------------------------
         A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under sections 415(b) and (d) of the Code or 140 percent of the Highest Average Compensation, including any adjustments under section 415(b) of the Code.

         Notwithstanding the above, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 for all Limitation Years beginning before January 1, 1987.

1.20     Defined Contribution Dollar Limitation:
         --------------------------------------
         $30,000 as adjusted under section 415(d).

1.21     Defined Contribution Fraction:
         -----------------------------
         A fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer and the Annual Additions attributable to all welfare benefit funds, as defined in section 419(e) of the Code, and individual medical accounts, as defined in section 415(1)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation determined under sections 415(b) and (d) of the Code in effect under section 415(c)(1)(A) of the Code or 35 percent of the Participant's ss.415 Compensation for such year.

         If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.

1.22     Designated Beneficiary:
         ----------------------
         The individual who is designated as the Beneficiary under the Plan in accordance with section 401(a)(9) of the Code and the regulations thereunder.

1.23     Determination Date:
         ------------------
         For the first Plan Year of the Plan, the last day of that year. For any subsequent Plan Year, the last day of the preceding Plan Year.

1.24     Disability:
         ----------
         Inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The permanence and degree of such impairment shall be supported by medical evidence satisfactory to the Administrator.

1.25     Distribution Calendar Year:
         --------------------------
         A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to section 7.6(d).

1.26     Eligible Participant:
         --------------------
         Any Employee who is eligible to make an Employee Contribution, or an Employee Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive an Employer Matching Contribution (including forfeitures) or an Employer Qualified Matching Contribution.

1.27     Employee:
         --------
         Any employee of the Employer maintaining the Plan or of any other employer required to be aggregated with such Employer under sections 414(b), (c), (m) or (o) of the Code. The term "Employee" shall also include any "Leased Employee" deemed to be an employee of any employer described in the previous sentence as provided in sections 414(n) or
         (o) of the Code.

         A Leased Employee shall not be considered an employee of the recipient if. (a) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (b) Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

1.28     Employee Contribution:
         ---------------------
         Any contribution made to the Plan by or on behalf of a-Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

1.29     Employee Elective Deferrals:
         ---------------------------
         Any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, including contributions made pursuant to a Deferral Agreement or other deferral mechanism. With respect to any taxable year, a Participant's Employee Elective Deferrals is the sum of all employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in section 402(h)(1)(B), any eligible deferred compensation plan under section 457, any plan as described under section 501(c)(18), and any employer contributions made on the behalf of a Participant for the purchase of an annuity contract under section 403(b) pursuant to a salary reduction agreement.

1.30     Employee Elective Deferral Account:
         ----------------------------------
         The account maintained with respect to a Participant in which is recorded his Employee Elective Deferrals under this Plan and any adjustments thereto.

1.31     Employee Rollover/Transfer Contributions:
         ----------------------------------------
         Amounts received by the Trustee which either -

         (a) Were received by a Participant from another Qualified Deferred Compensation Plan and were then contributed to the Trustee of this Plan in such manner that the requirements for deferral of income pursuant to section 402(c), 403(a)(4), 408(d)(3)(A)(ii), or other applicable or successor provisions of the Code dealing with rollover contributions are met; or

         (b) Were transferred on behalf of a Participant directly to the Trustee of this Plan by the Trustee of another Qualified Deferred Compensation Plan, provided such transfer meets any applicable requirements of law.

1.32     Employee Rollover/Transfer Account:
         ----------------------------------
         The  account  maintained  with  respect  to a  Participant  in which is
         recorded  his   Employee   Rollover/Transfer   Contributions   and  any
         adjustments thereto.

1.33     Employer:
         --------
         Whole Foods Market, Inc., any successor which elects to continue the Plan, and any predecessor which has maintained this Plan.

         For purposes of section 5.1, "Employer" shall include not only the Employer adopting this Plan, but also all Affiliated Employers.

1.34     Employer Contribution Account:
         -----------------------------
         The account maintained with respect to a Participant which consists of his Employer Profit Sharing Account, Employer Matching Account, Employer Qualified Matching Account, and Employer Qualified Non-Elective Account.

1.35     Employer Matching Contributions:
         -------------------------------
         Amounts contributed to the Plan by the Employer for a Plan Year pursuant to section 3.2 of the Plan.

1.36     Employer Matching Contribution Account:
         --------------------------------------
         The account maintained with respect to a Participant in which is recorded his Employer Matching Contributions under this Plan and any adjustments thereto.

1.37     Employer Profit Sharing Contributions:
         -------------------------------------
         Amounts contributed to the Plan by the Employer for a Plan Year pursuant to section 3.4 of the Plan.

1.38     Employer Profit Sharing Contribution Account:
         --------------------------------------------
         The account maintained with respect to a Participant in which is recorded his Employer Profit Sharing Contributions and any adjustments thereto.

1.39     Employer Qualified Matching Contributions:
         -----------------------------------------
         Amounts contributed to the Plan by the Employer for a Plan Year pursuant to section 3.3 of the Plan. Such contributions are nonforfeitable when made and are distributable only in accordance with the distribution provisions that are applicable to Employee Elective Deferrals.

1.40     Employer Qualified Matching Contribution Account:
         ------------------------------------------------
         The  account  maintained  with  respect  to a  Participant  in which is
         recorded  his  Employer  Qualified   Matching   Contributions  and  any
         adjustments thereto.

1.41     Employer Qualified Non-Elective Contributions:
         ---------------------------------------------
         Amounts contributed to the Plan by the Employer for a Plan Year pursuant to section 3.5 of the Plan. Participants shall have no right to elect to receive such contributions in cash until such amounts are otherwise distributable under the Plan. Such contributions are nonforfeitable when made and are distributable only in accordance with the distribution provisions that are applicable to Employee Elective Deferrals.

1.42     Employer Qualified Non-Elective Contribution Account:
         ----------------------------------------------------
         The account maintained with respect to a Participant in which is recorded his Employer Qualified Non-Elective Contributions and any adjustments thereto.

1.43     Entry Date:
         ----------
         Entry Date shall mean January 1, April 1, July 1, and October 1 of each Plan Year. An Employee who has satisfied the eligibility requirements for contributions pursuant to section 2.1 may enter this Plan and become a Participant hereunder on the Entry Date coincident with or next following the date on which the Employee satisfies the requirements of Section 2.1.

1.44     ERISA:
         -----
         Public Law No. 93-406, known as the "Employee Retirement Income Security Act of 1974," as amended from time to time.

1.45     Excess Aggregate Contributions:
         ------------------------------
         With respect to any Plan Year, the excess of:

         (a) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

         (b) The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

         Such determination shall be made after first determining Excess Elective Deferrals pursuant to section 5.6 and then determining Excess Contributions pursuant to section 5.3.

1.46     Excess Amount:
         -------------
         The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

1.47     Excess Contributions:
         --------------------
         With respect to any Plan Year, the excess of:

         (a) The aggregate amount of Employer contributions (as defined in section 1.1) actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

         (b) The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

1.48     Excess Elective Deferrals:
         -------------------------
         Those Employee Elective Deferrals that are includible in a Participant's gross income under section 402(g) of the Code to the extent such Participant's Employee Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as annual additions under the Plan, unless such amounts are distributed no later that the first April 15 following the close of the Participant's taxable year.

1.49     Family Member:
         -------------
         An individual described in Section 414(q)(6)(B) of the Code. Generally, this term includes, with respect to a Participant, such Participant's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

1.50     Forfeiture:
         ----------
         That portion of a Participant's Employer Contribution Account which is not vested and thus becomes a Forfeiture on the earlier of:

         (a) the date of the distribution (or deemed distribution pursuant to section 7.2(c)) of the Vested Percentage of a Participant's Employer Contribution Account; or

         (b) the last day of the Plan Year in which the Participant incurs five consecutive 1-year Breaks in Service.

1.51     Former Participant:
         ------------------
         A Participant whose employment with the Employer has terminated or who ceased to be a Participant for any reason.

1.52     Highest Average Compensation:
         ----------------------------
         The average ss.415 Compensation for the three consecutive years of service with the Employer that produces the highest average. A year of service with the Employer is the Limitation Year.

1.53     Highly Compensated Employee:
         ---------------------------

         (a)      Effective for years beginning after December 31, 1996:

                  (1) The term Highly Compensated Employee means any Employee who: (1) was a 5-percent owner at any time during the year or the preceding year, or (2) for the preceding year had Compensation from the Employer in excess of 580,000. The $80,000 amount is adjusted at the same time and in the same manner as under section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

                  (2) For this purpose the applicable year of the plan for which a determination is being made is called a determination year and the preceding 12-month period is called a look-back year.

                  (3) A highly compensated former employee is based on the rules applicable to determining highly compensated employee status as in effect for that determination year, in accordance with section 1.414(q)-1T, A-4 of the temporary income tax regulations and Notice 97-75.

                  (4) In determining whether an employee is a highly compensated employee for years beginning in 1997, the amendments to section 414(q) stated above are treated as having been in effect for years beginning in 1996.

         (b)      For Plan Years  beginning  before  January  1, 1997,  the term
                  "Highly Compensated Employee" means any Employee who is a "highly compensated active employee" or a "highly compensated former employee."

                  (1) A "highly compensated active employee" is any Employee who performed service for the Employer during the determination year and who, during the look-back year:

                           (A)      received   ss.415   Compensation   from  the
                                    Employer in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code).

                           (B) received ss.415 Compensation from the Employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and who was in the Top Paid Group of Employees for such Plan Year.

                           (C) was an officer of the Employer and received ss.415 Compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) during such year. If none of the officers of the Employer meet the compensation requirement of the preceding sentence, then the most highly compensated officer will be treated as a Highly Compensated Employee, regardless of the level of ss.415 Compensation.

                           (D) was both described in (A), (B), or (C) above if the term "determination year" is substituted for the term "look-back year" and was one of the 100 Employees who received the most ss.415 Compensation from the Employer during the determination year.

                           (E) was a "five percent owner" of the Employer at any time during the look-back year or the determination year. "Five percent owner" means any person who owns (or is considered as owning within the meaning of section 318 of the Code) more than five percent (5%) of the outstanding stock of the Employer or possessing more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate employers.

                  (2) A "highly compensated former employee" includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birth date.

                  (3) If an Employee is, during a determination year or look-back year, a Family Member of either a 5 percent owner who is an active or former employee or a Highly Compensated Employee who is one of the 10 most highly compensated employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member and the 5 percent owner or top-ten highly compensated employee shall be aggregated. In such case, the Family Member and 5 percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten Highly Compensated Employee.

                  (4) For purposes of this section, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

                  (5) The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

1.54  Hour of Service:
      ---------------

         (a)      (1)      Each hour for which an Employee is paid,  or entitled
                           to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed;

                  (2) Each hour for which an Employee is paid, or is entitled to payment, on account of a period during which no duties have been performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours shall be calculated and credited under this paragraph pursuant to section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by this reference; and

                  (3) Each hour for which back pay, without regard to mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (1) or (2 ), as the case may be, and under this paragraph (3). These hours shall be credited to the Employee for the eligibility computation period or periods to which the award or agreement pertains, rather than to the eligibility computation period in which the award, agreement or payment is made.

         (b) Hours of Service will be credited for employment with an Affiliated Employer.

         (c) Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under section 414(n) or 414(o) of the Code.

         (d) Hours of Service shall be determined from the records of the Employer.

         (e) Where the Employer maintains the plan of a predecessor employer, service for such predecessor shall be treated as service for the Employer.

         (f) The provisions of this section shall be construed so as to resolve any ambiguities in favor of crediting Employees with Hours of Service.

1.55     Joint and Survivor Annuity:
         --------------------------
         An immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse equal to 50% of the amount of the annuity payable during the joint lives of the Participant and the Participant's Spouse, and which is the amount of benefit which can be purchased with the Vested Percentage of the Participant's Account.

1.56     Key Employee:
         ------------
         Any Employee or former Employee (and the beneficiaries of such Employee if such Employee has died) who, at any time during the Plan Year or the four preceding Plan Years (including Plan Years before 1984), is:

         (a) One of the ten Employees who are owners (as defined in section 318 of the Code) of both more than one-half percent (%%) interest and the largest interests in the Employer, if such Employee's compensation exceeds the dollar amount under section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends;

         (b)      An owner of more than five percent (5%) of the Employer;

         (c)      An owner of more than one percent (1%) of the Employer  having
                  an  annual   compensation  from  the  Employer  of  more  than
                  $150,000.00; or

         (d) An officer of the Employer, if such individual's annual compensation exceeds 50% of the dollar limitation under section 415(b)(1)(A) of the Code for the calendar year in which such Plan Year ends. For Plan Years beginning prior to February 28, 1985, an officer shall only be considered a Key Employee if the Employer is a corporation.

         "Compensation" means ss.415 Compensation, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, section 402(a)(8), section 402(h), or section 403(b) of the Code.

         Determination  of who is a Key Employee will be made in accordance with section 416(1)(1) of the Code.

1.57     Leased Employee:
         ---------------
         Any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and (1) for Plan Years beginning before January 1, 1997, such services are of a type historically performed by employees in the business field of the recipient employer, or (2) for

         Plan Years beginning on or after January 1, 1997, such services are performed under primary direction or control by the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.


1.58     Limitation Year:
         ---------------
         The calendar year, which is the same as the Plan Year. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

1.59     Master or Prototype Plan:
         ------------------------
         A master or prototype plan the form of which is the subject of a favorable opinion letter or a regional prototype plan which receives a notification letter from the Internal Revenue Service.

1.60     Matching Contribution:
         ---------------------
         An Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's Employee Elective Deferral, under a plan maintained by the Employer.

1.61     Maximum Permissible Amount:
         --------------------------
         The maximum Annual Addition that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year shall not exceed the lesser of:

         (a)      the Defined Contribution Dollar Limitation, or

         (b) 25 percent of the Participant'sss.415 Compensation for the Limitation Year.

         The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under section 415(1)(1) or 419A(d)(2) of the Code.

         If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                  number of months in the short Limitation Year
                  ---------------------------------------------
                                       12

1.62     Nonhighly Compensated Employee:
         ------------------------------
         An Employee who is neither a Highly Compensated Employee nor, for Plan Years beginning before January 1, 1997, a Family Member of a Highly Compensated Employee.

1.63     Normal Retirement Age:
         ---------------------
         Age sixty-five (65). Normal Retirement Age may not exceed any mandatory retirement age enforced by the Employer.

1.64     Normal Retirement Date:
         ----------------------
         The last day of the Plan Year coincident with or next following the date on which a Participant attains Normal Retirement Age.

1.65     Participant:
         -----------
         An Employee who has satisfied the eligibility requirements contained in section 2.1 of the Plan with respect to a particular type of contribution, and who was employed by the Employer on the Entry Date. Such Employee is a Participant only with respect to the type(s) of contribution for which the eligibility and Entry Date requirements have been satisfied.

1.66     Participant's Account:
         ---------------------
         The individual account established and maintained for each Participant, Former Participant or Beneficiary who has an interest in the Trust Fund. A Participant's Account shall be comprised of the following accounts, if applicable: Employer Profit Sharing Contribution Account, Employer Matching Contribution Account, Employer Qualified Matching Contribution Account, Employer Qualified Non-Elective Contribution
         Account, Employee Elective Deferral Account, and Employee Rollover/Transfer Contribution Account.

1.67     Participant's Benefits:
         ----------------------
         The balance of the Participant's Account as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or Forfeitures allocated to the Participant's Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. However, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

1.68     Participating Employer:
         ----------------------

          (a)  Each of the  following  Affiliated  Employers is a  Participating
               Employer:

                  WHOLE FOOD COMPANY, INC.
                  MRS. GOOCH'S NATURAL FOOD MARKETS, INC.
                  THE SOURDOUGH, EUROPEAN BAKERY, INC.
                  WHOLE FOODS MARKET CALIFORNIA, INC.
                  WHOLE FOODS MARKET MIDWEST, INC.
                  WFM BEVERAGE CORP.
                  WHOLE FOODS MARKET SOUTHWEST INVESTMENTS, INC.
                  WHOLE FOODS MARKET SERVICES, INC.
                  WHOLE FOODS MARKET SOUTHWEST, L.P.
                  WHOLE FOODS MARKET GROUP, INC. (effective March 17, 1997) AMRION, INC. (effective October 1, 1998)
                  ALLEGRO COFFEE COMPANY, INC. (effective October 1, 1998)

          (b) With the consent of the Employer, any other Affiliated Employer may subsequently adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer. Adoption of this Plan by an additional Affiliated
               Employer shall be evidenced by an "Agreement to Become Participating Employer" signed by the Employer and the Affiliated Employer and attached hereto.

1.69     Permissive Aggregation Group:
         ----------------------------
         The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code. 1.70 Plan: ---- The Whole Foods Market 401(k) Retirement Plan adopted by the Employer as provided herein.

1.71     Plan Year:
         ---------
         The 12-consecutive month period beginning on January 1 and ending on December 31 each year.

1.72     Predecessor Employer:
         --------------------
         Each of the following employers is a Predecessor Employer:

                  ZEUS ENTERPRISES dba H & M NATURAL GROCERY
                  TEXAS HEALTH DISTRIBUTORS
                  CANA FOODS, INC.
                  BREAD OF LIFE CAMPBELL, INC.
                  BREAD OF LIFE CUPERTINO, INC.
                  UNICORN, LTD.
                  OAKSTREET MARKET, INC.
                  FRESH FIELDS MARKETS, INC. (effective August 30, 1996) ORGANIC MERCHANTS, INC. (effective January 1, 1998) AMRION, INC. (effective October 1, 1998)
                  ALLEGRO COFFEE COMPANY, INC. (effective October 1, 1998)

1.73     Preretirement Survivor Annuity:
         ------------------------------
         An annuity for the life of the Participant's Spouse in an amount which can be purchased with the entire balance of the Participant's Account.

1.74     Projected Annual Benefit:
         ------------------------
         The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity) or qualified joint and survivor annuity to which the Participant would be entitled under the terms of the Plan assuming:

         (a)      the  Participant   will  continue   employment   until  Normal
                  Retirement Age under the Plan (or current age, if later), and

         (b) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

1.75     Qualified Deferred Compensation Plan:
         ------------------------------------
         Any pension, profit sharing, stock bonus, or other plan which meets the requirements of section 401 of the Code, which includes a trust exempt from tax under section 501(a) of the Code; any annuity plan described in section 403(a) of the Code; and any such plan established for its employees by the United States or by a state or political division thereof, or by an agency or instrumentality of any of the foregoing.

1.76     Qualified Early Retirement Age:
         ------------------------------
         The latest of:

         (a) The earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

         (b) The first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

         (c)      The date the Participant begins participation.

1.77     Qualified Election:
         ------------------

         An election to waive a Joint and Survivor Annuity or a Preretirement Survivor Annuity which meets the following requirements:

         (a)      the Participant's Spouse consents in writing to the election;

         (b) the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);

         (c)      the Spouse's consent  acknowledges the effect of the election;
                  and

         (d) the Spouse's consent is witnessed by a Plan representative or notary public.

         A Participant's waiver of the Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election. A Participant may elect to or revoke an election to waive a Joint and Survivor Annuity at any time any number of times within the applicable election period.

1.78     Qualified Preretirement Survivor Annuity Election Period:
         --------------------------------------------------------
         The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, the election period shall begin on the date of separation. A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Preretirement Survivor Annuity in such terms as are comparable to the explanation required under section 7.8. The Preretirement Survivor Annuity will automatically become applicable as of the first day of the Plan Year in which the Participant attains age
         35. Any new waiver on or after such date shall be subject to the full requirements of Article 7.

1.79     Recordkeeper:
         ------------
         The person retained by the Employer from time to time as its agent for purposes of receiving instructions from Participants with respect to the investment of their individual accounts, aggregating such instructions, and either directing the Trustee to place net purchase and redemption orders with respect to each investment alternative selected for the Plan or placing such orders itself, as the case may be, in accordance with the Trust Agreement.

1.80     Regular Employee:
         ----------------
         Any Employee (or former Employee) who is not a Key Employee.

1.81     Required Aggregation Group:
         --------------------------

         (a) Each qualified plan of the Employer in which at least one Key Employee is participating or participated at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years (regardless of whether the plan has terminated); and

         (b) Any other qualified plan of the Employer which enables a plan described in (a) above to meet the requirements of sections 401(a)(4) or 410 of the Code.

1.82     Required Beginning Date:
         -----------------------
         The Required Beginning Date of a Participant is the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 or retires, except that benefit distributions to a 5-percent owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.

         Any Participant attaining age 70-1/2 in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. There is a new Annuity Starting Date upon recommencement.

         A  Participant  is treated as a  5-percent  owner for  purposes of this
         Section if such Participant is a 5-percent owner as defined in section 416 of the Code at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70-1/2.

         Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

1.83     Spouse, Surviving Spouse:
         ------------------------
         The Spouse or Surviving Spouse of the Participant, provided that a former Spouse will be treated as the Spouse or Surviving Spouse and a current spouse will not be treated as the Spouse or the Surviving Spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

1.84     Super Top-Heavy Plan:
         --------------------
         A Top-Heavy Plan in which the Top-Heavy Ratio is more than 90 percent.

1.85     Taxable Year:
         ------------
         The Employer's taxable year for federal income tax purposes, which ends on the last Sunday of September each year.

1.86     Top-Heavy Plan:
         --------------

         For any Plan Year beginning after December 31, 1983, this Plan is Top-Heavy if any of the following conditions exists:

         (a) If the Top-Heavy Ratio for this Plan exceeds 60 percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

         (b) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60 percent.

         (c) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

1.87     Top-Heavy Plan Year:
         -------------------
         A Plan Year commencing after December 31, 1983, for which the Plan is a Top-Heavy Plan.

1.88     Top-Heavy Ratio:
         ---------------
         The Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under section 416 of the Code and the regulations thereunder.

         For purposes of the preceding paragraph, the value of account balances will be determined as of the most recent Top-Heavy Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances of a Participant who is a Regular Employee but who was a Key Employee in a prior year, or a Participant who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder. Deductible voluntary employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances will be calculated with reference to the Determination Dates that fall within the same calendar year.

1.89     Too-Heavy Valuation Date:
         ------------------------
         The last day of the Plan Year, which is the day as of which account balances are valued for purposes of calculating the Top-Heavy Ratio.

1.90     Top Paid Group:
         --------------
         An Employee is in the Top Paid Group of Employees for a Plan Year if such Employee is in the group consisting of the top 20 percent of the Employees when ranked on the basis of Compensation paid during such Plan Year. For purposes of determining the number of Employees to be considered, the following Employees shall be excluded:

         (a)      Employees who have not completed six (6) months of service,

         (b)      Employees who normally work less than 17-1/2 hours per week,

         (c) Employees who normally work during not more than six (6) months during any Plan Year,

         (d)      Employees who have not attained age 21,

         (e)      Employees   who  are  included  in  a  bona  fide   collective
                  bargaining  agreement,   except  to  the  extent  provided  in
                  regulations, and

         (f) Employees who are nonresident aliens and who receive no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

1.91     Trust:
         -----
         The legal relationship between the Employer, the Trustee, and the Participants and their Beneficiaries created under the Trust Agreement.

1.92     Trust Agreement:
         ---------------
         Effective October 1, 1998, the Trust Agreement between Whole Foods Market Services, Inc., and The Chase Manhattan Bank, as amended or restated from time to time, or any subsequent agreement between the Employer and a successor trustee.

1.93     Trust Fund:
         ----------
         All of the assets held by the Trustee under the Trust Agreement.

1.94     Trustee:
         -------
         Effective October 1, 1998, The Chase Manhattan Bank, who has accepted the Trust, or any successor or successors appointed by the Employer and accepting the Trust.

1.95     Valuation Date:
         --------------
         The last day of each Plan Year and such other dates as shall be directed by the Plan Administrator.

1.96     Vested Percentage:
         -----------------
         The nonforfeitable amount of each Participant's Employer Profit Sharing Contribution Account and Employer Matching Contribution Account determined in accordance with the vesting schedule specified in Article 6, and 100% of each of the following accounts: Employer Qualified Matching Contribution Account, Employer Qualified Non-Elective Contribution Account, Employee Elective Deferral Account, and Employee Rollover/Transfer Account.

1.97     Year of Service:
         ---------------
         Except where specifically excluded under this section, all of an Employee's Years of Service shall be taken into account for eligibility and vesting purposes, including: (1) Years of Service with a Predecessor Employer described in Section 1.72; (2) Years of Service with a predecessor employer during the time a qualified plan was maintained, whether or not the predecessor employer is described in
         Section 1.72; (3) Years of Service for employment with an Affiliated Employer; and (4) Years of Service for an employee required under section 414(n) or 414(o) of the Code to be considered an employee of any employer aggregated with the Employer pursuant to section 414(b),
         (c), or (m) of the Code.

         (a) Crediting Year of Service - An Employee will be credited with a Year of Service upon completion of at least 1,000 Hours of Service during the applicable twelve-consecutive month computation period.

         (b) For Eligibility Purposes - In the determination of Years of Service for purposes of eligibility, the initial twelve-consecutive month computation period shall commence on the date an Employee first completes an Hour of Service. The succeeding twelve-consecutive month periods shall begin with the Plan Year which commences prior to the end of the initial twelve-consecutive month period, regardless of whether the Employee is entitled to be credited with at least 1000 Hours of Service during the initial eligibility computation period. An Employee who is credited with at least 1,000 Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the end of the initial twelve-consecutive month period will be credited with two Years of Service for purposes of eligibility.

         (c) For Vesting Purposes - In the determination of Years of Service for purposes of computing a Participant's Vested
                  Percentage, the twelve-consecutive month computation period shall be the Plan Year. If a Participant fails to complete 1,000 Hours of Service in either of the Plan Years which overlap the eligibility computation period in which he becomes a Participant, he shall nevertheless be credited with a Year of Service for determining his Vested Percentage.

         Service after five (5) consecutive 1-year Breaks in Service shall be disregarded for purposes of determining a Participant's Vested Percentage in any portion of his Employer Contribution Account attributable to Employer Contributions contributed prior to the time such five (5) consecutive 1-year Breaks in Service occurred; however, both pre-break and post-break service will be counted for purposes of determining a Participant's Vested Percentage in any portion of his Employer Contribution Account attributable to Employer Contributions contributed after such breaks. Separate Employer Contribution Accounts will be maintained for the Participant's pre-break and post-break derived Employer Contributions. Both pre-break and post-break Employer Contribution Accounts will share in the earnings and losses of the Trust Fund.

         In the case of a Participant who does not have five (5) consecutive 1-year Breaks in Service, both pre-break and post-break service will be counted for purposes of determining such Participant's Vested Percentage in both the pre-break and the post-break derived Employer Contribution Accounts.

                                   ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION

2.1      Initial Eligibility:
         -------------------

         (a) Eligibility to participate in the Plan is extended to all Employees of the Employer and all Employees of Participating Employers who have satisfied the minimum age and service requirements set out in section 2.1(b) or 2.1(c) below.

         (b) In order to become a Participant with respect to the following types of contributions, an Employee who was employed before October 1, 1998, must attain the following specified age and complete the following specified number of Years of Service:


                                                                              Minimum Age         Year of Service
                  Type of Contribution                                        Requirement           Requirement
                  --------------------                                        -----------           -----------

                  Employer Profit Sharing Contributions                           N/A                    1
                  Employee Elective Deferrals                                     N/A                    1
                  Employer Matching Contributions                                 N/A                    1
                  Employer Qualified Matching Contributions                       N/A                    1
                  Employer Qualified Non-Elective Contributions                   N/A                    1
                  Employee Rollover/Transfer Contributions                        N/A                   N/A

         (c) In order to become a Participant with respect to the following types of contributions, an Employee who was employed on or after October 1, 1998, must attain the following specified age and complete the following specified number of Years of
                  Service:

                                                                              Minimum Age         Year of Service
                  Type of Contribution                                        Requirement           Requirement
                  --------------------                                        -----------           -----------

                  Employer Profit Sharing Contributions                           21                     1
                  Employee Elective Deferrals                                     21                     1
                  Employer Matching Contributions                                 21                     1
                  Employer Qualified Matching Contributions                       21                     1
                  Employer Qualified Non-Elective Contributions                   21                     1
                  Employee Rollover/Transfer Contributions                        N/A                   N/A

         (d) Each Employee of the Employer who is still employed by the Employer shall become a Participant with respect to each respective type of contributions on the Entry Date coincident with or next following the date on which the Participant satisfies the minimum age and service requirements for that type of contributions.

2.2      Change in Employee Classification:
         ---------------------------------

         (a) If a Participant is no longer a member of an eligible class of Employees and therefore becomes ineligible to participate, but has not incurred a Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Participant does incur a Break in Service, eligibility will be determined under the Break in Service rules of the Plan.

(b) If an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee may participate immediately if such Employee has satisfied the Plan's minimum age and service requirements, and would have otherwise previously become a Participant.

2.3      Eligibility Upon Reemployment:
         -----------------------------

         (a) A Former Participant will become a Participant immediately upon returning to the employ of the Employer if such Former Participant had a nonforfeitable right to all or a portion of his Employer Contribution Account at the time of termination from service.

         (b) For a Former Participant who did not have a nonforfeitable right to any portion of his Employer Contribution Account or for a former Employee (other than an Employee required to complete more than one Year of Service in order to become eligible to participate in the Plan) who had not yet become a Participant at the time of termination from service, the Participant's Years of Service prior to the Break(s) in Service will be disregarded if the number of consecutive 1-year Breaks in Service equal or exceed the greater of five
                  (5) or the aggregate number of Years of Service before such Breaks in Service.

         (c) A Former Participant whose Years of Service before termination from service cannot be disregarded pursuant to section 23(b) shall participate immediately upon reemployment.

         (d)      A former Employee who had met the eligibility  requirements of section 2.1 before termination from service but who had not become a Participant and whose Years of Service before termination from service cannot be disregarded pursuant to section 2.3(b) will become a Participant as of the later of:


                  (1)      his date of reemployment, and

                  (2) the Entry Date next following his date of termination from service.

         (e) A former Employee who had not met the eligibility requirements of section 2.1 and whose prior Years of Service cannot be disregarded pursuant to section 2.3(b) will be eligible to participate subject to the provisions of section 2.1 above.

         (f) A former Employee (including a Former Participant) whose Years of Service before termination from service can be disregarded pursuant to section 2.3(b) will be treated as a new Employee for eligibility purposes and will be eligible to participate once he has met the requirements of section 2.1 above following his most recent date of reemployment.

                                   ARTICLE 3
                          CONTRIBUTIONS, INVESTMENT OF
                         CONTRIBUTIONS, AND ALLOCATIONS

3.1      Employee Elective Deferrals:
         ---------------------------
         (a) The Employer shall contribute on behalf of any Participant eligible to make Employee Elective Deferrals and with whom there is in effect a Deferral Agreement an amount equal to the amount by which the Participant's Compensation for such pay period was reduced pursuant to the Deferral Agreement. Each such Employee Elective Deferral will be paid in cash to the Trustee and shall be credited to the Participant's Employee Elective Deferral Account. In no event may any Participant make Employee Elective Deferrals in excess of 15% of Compensation for any pay period.

         (b) An Employee who becomes eligible to make Employee Elective Deferrals may begin such deferrals beginning on the first day of any payroll period beginning on or after the Entry Date on which the Employee becomes a Participant as provided in
                  Article 2. An Employee may modify the amount or percentage of Employee Elective Deferrals as of the first day of any payroll period. The Administrator may establish reasonable rules and regulations governing the form of Deferral Agreements, the effective date of initial, amended, and revoked Deferral Agreements, and minimum percentages (not to exceed 1%) and dollar amounts which may be deferred each pay period, which rules and regulations shall be applied on a uniform and nondiscriminatory basis to all Participants. In any case, a Participant may modify the amount or percentage of Employee Elective Deferrals at least once each calendar year.

         (c) A Participant may base Employee Elective Deferrals on cash bonuses that, at the Participant's election, may be contributed to the Plan or received by the Participant in cash. Such election shall be effective as of the next pay period following such election or as soon as administratively feasible thereafter.

         (d) Notwithstanding (a) above, a Participant shall not be permitted to have Employee Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any Plan Year in excess of the dollar limitation contained in section 402(8) of the Code in effect for the Plan Year.

3.2      Employer Matching Contributions:
         -------------------------------
         (a) The Employer may make Employer Matching Contributions to the Plan with respect to Employee Elective Deferrals in such amount or percentage, if any, as is determined in its absolute discretion by appropriate action of the Employer. The Employer's determination of the amount of any such contribution shall be binding on all Participants, the Employer, and the Trustee. Employer Matching Contributions, if any, will be credited to the Employer Matching Contribution

                  Accounts  of  each   Participant   making  Employee   Elective
                  Deferrals who is entitled to share in them for the Plan Year for which such Employer Matching Contributions are made.

         (b) The Participants entitled to share in the allocation of Employer Matching Contributions for a Plan Year shall be all Participants making Employee Elective Deferrals who were employed on the last day of the Plan Year. Participants who terminated employment during the Plan Year on account of death, Disability, or after attaining Normal Retirement Age shall be deemed to have been employed on the last day of the Plan Year.

3.3      Employer Qualified Matching Contributions:
         -----------------------------------------
         The Employer may make Employer Qualified Matching Contributions to the Plan with respect to Employee Elective Deferrals in such amount or percentage, if any, as is determined in its absolute discretion by appropriate action of the Employer. The Employer's determination of the amount of any such contribution shall be binding on all Participants, the Employer, and the Trustee. Employer Qualified Matching Contributions, if any, will be credited to the Employer Qualified Matching Contribution Accounts of each Participant who is a Non-Highly Compensated Employee making Employee Elective Deferrals for the Plan Year for which such Employer Qualified Matching Contributions are made.

3.4      Employer Profit Sharing Contributions:
         -------------------------------------
         (a) The Employer may make Employer Profit Sharing Contributions to the Plan in such amount, if any, as is determined in its absolute discretion by appropriate action of the Employer. The Employer's determination of the amount of any such contribution shall be binding on all Participants, the Employer, and the Trustee. Employer Profit Sharing Contributions will be allocated to the Employer Profit Sharing Contribution Account of each Participant entitled to share in the Employer Profit Sharing Contributions for that Plan Year in the ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants entitled to receive them for the Plan Year.

         (b) The Participants entitled to share in the allocation of Employer Profit Sharing Contributions for a Plan Year shall be all Participants who were employed on the last day of the Plan Year. Participants who terminated employment during the Plan Year on account of death, Disability, or after attaining Normal Retirement Age shall be deemed to have been employed on the last day of the Plan Year.

3.5      Employer Qualified Non-Elective Contributions:
         ---------------------------------------------
         The Employer may make Employer Qualified Non-Elective Contributions to the Plan in such amount, if any, as is determined in its absolute discretion by appropriate action of the Employer. The Employer's determination of the amount of any such contribution shall be binding on all Participants, the Employer, and the Trustee. Employer Qualified Non-Elective Contributions shall be credited to Employer Qualified
         Non-Elective  Contribution  Accounts  of  each  Participant  who  is  a

         Non-Highly Compensated Employee in the ratio that each such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants entitled to receive them for the Plan Year.

3.6      Employee Rollover/Transfer Contributions:
         ----------------------------------------
         The Plan and Trust may accept Employee Rollover/Transfer Contributions. The Plan Administrator may require appropriate evidence that the contribution would qualify as an Employee Rollover/Transfer Contribution, and such evidence may include an opinion of legal counsel acceptable to the Plan Administrator. Employee Rollover/Transfer Contributions may be made without regard to the limitations on allocations under Article 5. Amounts deposited in the Trust pursuant to the provisions of this section shall be credited to the Participant's Employee Rollover/Transfer Account.

3.7      Contributions Not Limited by Net Profits:
         ----------------------------------------
         Employee Elective Deferrals, Employer Profit Sharing Contributions, Employer Matching Contributions, Employer Qualified Matching Contributions, and Employer Non-Elective Contributions shall not be limited to the net profits of the Employer for the taxable year of the Employer ending with or within the Plan Year.

3.8      Payment of Employer Contributions to Trustee:
         --------------------------------------------
         All Employer Contributions for each Taxable Year shall be paid to the Trustee not later than the date prescribed by law for filing the Employer's federal income tax return for such Taxable Year, including extensions. Any Employer Contributions to the Plan for a given Plan Year made after the close of the Plan Year but by the due date of the Employer's federal income tax return, including extensions, will be considered to have been made on the last Valuation Date of such Plan Year.

3.9      Form of Employer Contributions:
         ------------------------------
         Employer Matching Contributions, Employer Qualified Matching Contributions, Employer Profit Sharing Contributions, and Employer Qualified Non-Elective Contributions may be made in cash or in Company Stock.

                                   ARTICLE 4
                           INVESTMENTS AND ACCOUNTING
4.1      Investment of Participant Accounts:
         ----------------------------------
         (a) The Trustee shall invest the Participants Accounts in various investment alternatives selected by the Administrator and
                  directed  by   Participants   in  accordance  with  the  Trust
                  Agreement.

         (b) The Administrator is authorized to establish from time to time any reasonable rules and procedures governing investment direction by Participants which the Administrator and the Recordkeeper deem desirable. Any such rules and procedures will be applied to Participants on a uniform and nondiscriminatory basis. The Administrator is specifically authorized to establish any rules, procedures, and investment alternatives which it deems necessary or advisable to comply with the requirements of section 404(c) of ERISA. To the extent allowed by law, neither the Administrator or the Trustee shall be liable for any loss resulting from the Participant's direction of the investment of all or any portion of his Participant's Account.

4.2      Accounting Procedure:
         --------------------
         The current market value of the Trust assets shall be determined as of each Valuation Date in accordance with the Trust Agreement. Each segregated investment account maintained on behalf of a Participant
         (such as a segregated account for Participant-directed investments) shall be credited or charged with its separate earnings and losses. With respect to any accounts which are not segregated but for which separate accounting is maintained, any earnings or losses (net increase or net decrease in the market value) of the Trust Fund shall be allocated pro rata among the Participant's Accounts on the basis of account balances as of the preceding Valuation Date, as adjusted for contributions, distributions, withdrawals, and Forfeitures from the respective accounts. The interest with respect to a Participant's loan shall be credited to the Participant's Account. Any expenses of the Trust may be allocated directly to a Participant's Account if the Administrator so directs after determining that such expenses are directly attributable to the Participant or the Participant's Account.

4.3      Correction of Allocations:
         -------------------------
         (a) In the event that the Administrator learns that contributions or allocations have not been made on behalf of an Employee for whom contributions or allocations should have been made pursuant to the terms of this Plan, the Participant's Account for such Employee shall be restored to its proper balance as soon as is reasonably possible. Restoration shall be accomplished by allocating to the account amounts necessary to restore the account from the following sources:

                  (1) First, from Forfeitures for the Plan Year in which the account is restored;

                  (2) Next, from Employer Contributions for the Plan Year in which the account is restored: and

                  (3)      Finally, from additional Employer Contributions.

         (b) In the event that the Administrator learns that contributions or allocations have been made on behalf of an Employee for whom allocations should not have been made pursuant to the terms of this Plan:

                  (1) If such contributions were made pursuant to a mistake of fact, such contributions shall be returned to the Employer within one year of the contributions, if possible. Earnings attributable to the mistaken contribution shall not be returned to the Employer, but losses attributable to the mistaken contribution shall reduce the amount to be returned to the Employer.

                  (2) In other cases, the erroneous contributions or allocations plus earnings or less losses attributable thereto, shall be deemed to be Forfeitures and shall be allocated pursuant to section 6.4.

                                   ARTICLE 5
             LIMITATION ON ALLOCATIONS, DEFERRALS AND CONTRIBUTIONS

5.1      Limitation on Allocations:
         -------------------------
         (a) The amount of Annual Additions which may be credited to the Participant's account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation year will equal the Maximum Permissible Amount.

         (b) Prior to determining the Participant's actual ss.415 Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's ss.415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

         (c) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible amount for the Limitation Year will be determined on the basis of the Participant's actual ss.415 Compensation for the Limitation Year.

         (d) If pursuant to section 5.1(c) or as a result of the allocation of Forfeitures, there is an Excess Amount, the excess will be disposed of as follows:

                  (1) Any nondeductible voluntary employee contributions (plus attributable earnings), to the extent they would reduce the excess amount, will be returned to the Participant.

                  (2) If after the application of paragraph (1) an Excess Amount still exists, any elective deferrals (plus attributable earnings), to the extent they would reduce the Excess Amount, will be returned to the Participant.

                  (3) If after the application of paragraph (2) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's account will be used to reduce Employer Contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

                  (4) If after the application of paragraph (2) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions

                           (including allocation of any Forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

                  (5) If a suspense account is in existence at any time during a Limitation Year pursuant to this section, it will not participate in the allocation of the trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participant's Accounts before any Employer Contributions or any employee contributions may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Participants or Former Participants.

5.2      Actual Deferral Percentage Test:
         -------------------------------
         (a) The Actual Deferral Percentage (hereinafter sometimes "ADP") for a Plan Year for Participants who are Highly Compensated Employees for each Plan Year and the prior year's ADP for Participants who were Nonhighly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

                  (1) The ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ADP for Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                  (2) The ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ADP for Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who were Nonhighly Compensated Employees in the prior Plan Year by more than two (2) percentage points.

         (b)      Special Rules

                  (1) A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Nonhighly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

                  (2) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Employee Elective Deferrals (and Employer Qualified Non-Elective Contributions or Employer Qualified Matching Contributions, or both, if treated as Employee Elective Deferrals for purposes of the ADP test) allocated to his or her accounts under two or more arrangements described in section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Employee

                           Elective Deferrals (and, if applicable such Employer Qualified Non-elective Contributions or Employer Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangements.

                  (3) In the event that this Plan satisfies the requirements of sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the ADP of employees as if all such plans were a single plan. Any adjustments to the Nonhighly Compensated Employee ADP for the prior Plan Year will be made in accordance with Notice 98-1 and any superseding guidance. Plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year and use the same ADP testing method.

                  (4) For purposes of determining the ADP test, Employee Elective Deferrals, Employer Qualified Non-elective Contributions and Employer Qualified Matching Contributions must be made before the end of the twelve-month period immediately following the Plan Year to which contributions relate.

                  (5) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Employer Qualified Non-Elective Contributions or Employer Qualified Matching Contributions, or both, used in such test.


5.3      Distribution of Excess Contributions:
         ------------------------------------
         (a) Notwithstanding any other provision of this Plan, Excess Contributions, plus any income or minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. Effective for Plan Years beginning after December 31, 1996, Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of Employer Contributions taken into account in calculating the ADP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Employer Contributions and continuing in descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten
                  (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts.


         (b) Excess Contributions shall be adjusted for any income or loss for the Plan Year. The income or loss allocable to Excess Contributions is the income or loss allocable to the Participant's Employee Elective Deferral Account (and, if applicable, the Employer Qualified Non-elective Contribution Account or the Employer Qualified Matching Contributions Account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the
                  Participant's account balance attributable to Employee Elective Deferrals (and Employer Qualified Non-Elective Contributions or Employer Qualified Matching Contributions. or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year.

         (c) Excess Contributions shall be first distributed from the Participant's Employee Elective Deferral Account until exhausted and then from the Employer Qualified Matching Contribution Account (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Employer Qualified Non-Elective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Employee Elective Deferral Account and Employer Qualified Matching Contribution Account.

5.4      Average Contribution Percentage Test:
         ------------------------------------
         (a) The Average Contribution Percentage (hereinafter sometimes "ACP") for Participants who are Highly Compensated Employees for each Plan Year and the prior year's ACP for Participants who were Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                  (1) The ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ACP for Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                  (2) The ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ACP for Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 2.0, provided that the ACP for Participants who are Highly Compensated Employees does not exceed the ACP for Participants who were Nonhighly Compensated Employees by more than two (2) percentage points.

         (b)      Special Rules

                  (1) A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Nonhighly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

                  (2) If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the ACP test maintained by the Employer, and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if both ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-highly Compensated Employees.

                  (3) For purposes of this section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(m) of the Code.


                  (4) In the event that this Plan satisfies the requirements of sections 401(m ), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentage of employees as if all such plans were a single plan. Any adjustments to the Nonhighly Compensated Employee ACP for the prior Plan Year will be made in accordance with Notice 98-1 and any superseding guidance. Plans may be aggregated in order to satisfy section 401(m) of the Code only if they have the same Plan Year and use the same ACP testing method.

                  (5) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the trust. Employer Matching Contributions, Employer Qualified Matching Contributions, and Employer Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the date after the close of the Plan Year.

                  (6) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Employer Qualified Non-elective Contributions or Employer Qualified Matching Contributions, or both, used in such test.


5.5      Distribution of Excess Aggregate Contributions:
         ----------------------------------------------
         (a) Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Effective for Plan Years beginning after December 31, 1996, Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts.

         (b) The amount of Excess Aggregate Contributions to be distributed shall be adjusted for any income or loss for the Plan Year. The income or loss allocable to Excess Aggregate Contributions is the income or loss allocable to the Participant's Employee Post-Tax Voluntary Contribution Account, Employer Matching Contribution Account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Employer Qualified Non-Elective Contribution Account, Employer Qualified Matching Account, and Employee Elective Deferral Account for the Plan Year, multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the

                  Participant's account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year.

         (c) Forfeitures of Excess Aggregate Contributions shall be applied to reduce employer contributions.

         (d) Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed on a pro rata basis from the Participant's Employer Matching Contribution Account, Employer Qualified Matching Contribution Account (and, if applicable, from the Participant's Employer Qualified Non-elective Contribution Account or Employee Elective Deferral Account, or
                  both).

5.6      Procedure for Distribution of Excess Elective Deferrals:
         -------------------------------------------------------
         (a) Notwithstanding any other provision of this Plan, Excess Elective Deferrals assigned to this Plan, plus any income and minus any losses allocable thereto, shall be distributed no later than April 15 to Participants who claim Excess Elective Contributions for the preceding taxable year and assign them to the Plan for such preceding year.

         (b) A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before March 15 of the amount of the Excess Elective Deferrals to be assigned to the Plan. The Participant's notice shall be in writing, shall specify the Participant's Excess Elective Deferrals for the preceding taxable year, and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Elective Deferrals when added to amounts deferred under other plans or arrangements described in sections 401(k), 408(k) or 403(b) of the Code, exceed the limit imposed on the Participant by section 402(g) of the Code for the year in which the deferral occurred.

         (c) Excess Elective Deferrals shall be adjusted for any income or loss for the taxable year. The income or loss allocable to Excess Elective Deferrals is the income or loss allocable to the Participant's Employee Elective Deferral account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator is the Participant's account balance attributable to Employee Elective Deferrals without regard to any income or loss occurring during such taxable year.

                                   ARTICLE 6
                             VESTING AND FORFEITURES

6.1      Nonforfeitable Accounts:
         -----------------------
         A Participant's Employee Elective Deferral Account, Employee Rollover/Transfer Account, Employer Qualified Matching Contribution Account, and Employer Qualified Non-Elective Contribution Account, and all earnings, appreciations and additions thereto, less any losses, depreciation and distributions allocable thereto, shall be fully vested and nonforfeitable at all times. Participants employed by Cana Foods, Inc., Bread of Life of Campbell, Inc., or Bread of Life Cupertino, Inc., with accounts under the Bread of Life 401(k) Plan which were transferred to this Plan shall be 100% vested in the Employee Rollover/Transfer Accounts attributable to such transfers.

6.2      Accounts Subject to Vesting, Schedule:
         -------------------------------------
         A Participant's Vested Percentage in his Employer Profit Sharing Contribution Account and Employer Matching Contribution Account shall be determined as follows:

         (a)      Normal Retirement Age:
                  ---------------------
                  A Participant's interest in his Employer Profit Sharing Contribution Account and Employer Matching Contribution
                  Account shall become fully vested when he reaches Normal Retirement Age. A Participant who terminates his service with the Employer prior to Normal Retirement Age but does not suffer a one-year Break in Service before the close of the Plan Year in which his Normal Retirement Date occurs will be deemed to have terminated employment on his Normal Retirement Age.

         (b)      Death or Disability:
                  -------------------
                  A Participant's interest in his Employer Profit Sharing Contribution Account and Employer Matching Contribution Account shall become fully vested upon his death or Disability prior to Normal Retirement Age.

         (c)      Termination Before Normal Retirement Age:
                  ----------------------------------------
                  A Participant's Vested Percentage in his Employer Profit Sharing Contribution Account and Employer Matching Contribution Account shall be determined according to the following vesting schedule if the Participant terminates his employment before attaining Normal Retirement Age:

                  Years of Service          Vested Percentage
                  ----------------          -----------------
                           0                       0
                           1                      25
                           2                      50
                           3                      75
                           4 or more             100

         (d)      Plan Termination:
                  ----------------
                  A Participant's interest in his Employer Profit Sharing Contribution Account and Employer Matching Contribution Account shall become fully vested in the event of termination or partial termination of this Plan, or upon complete discontinuance of Employer contributions.

6.3      Vesting at Termination:
         ----------------------
         (a) When a Participant's employment is terminated on account of retirement on or after Normal Retirement Age, death, Disability, or otherwise, the Vested Percentage of his Employer Profit Sharing Contribution Account and his Employer Matching Contribution Account (after all required adjustments thereto) shall be determined in accordance with section 6.2 as of the Valuation Date coincident with or next following termination of employment. The Participant's Vested Percentage of his Employer Profit Sharing Contribution Account and his Employer Matching Contribution Account and the balance, if any, of all of the Participant's other accounts will become distributable to the Participant or his Beneficiary in accordance with Article 7. Any unvested balance will become a Forfeiture and will be allocated pursuant to section 6.4.

(b) If a Participant terminates employment and elects in accordance with the requirements of section 7.9(b) to receive less than the entire value of the Vested Percentage of his Participant's Account derived from Employer contributions, the part of the nonvested portion that will be a Forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to employer contributions and the denominator of which is the total value of the Vested Percentage of the Participant's Employer Contribution Account.

6.4      Forfeitures:
         -----------
         Forfeitures will be allocated as follows:

         (a) Forfeitures shall be first used to restore Participants' Employer Profit Sharing Contribution Accounts and Employer Matching Contribution Accounts pursuant to the buyback provisions of section 6.5;

         (b) Forfeitures shall next be used to restore any Participant's Accounts pursuant to the restoration provisions of sections 4.3(a)(1) and 9.4(e);

         (c) Forfeitures shall next be used to reduce the Employer's Matching Contribution, if any, for the Plan Year; and

         (d) Any remaining Forfeitures shall be allocated to Participant's Employer Profit Sharing Contribution Accounts in accordance with section 3.4 for the Plan Year in which the Forfeiture occurs.

6.5      Buyback:
         -------
         If a Former Participant is reemployed by the Employer before the Former Participant incurs five consecutive 1-year Breaks in Service, and such Former Participant has received a distribution of all or any portion of the Vested Percentage of his Participant's Account prior to his reemployment, any forfeited amounts shall be restored to the amount on the date of distribution if he repays the full amount distributed to him, other than his Employee Rollover/Transfer Contribution Account, before the earlier of 5 years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs five consecutive 1-year Breaks in Service after the date of the distribution.

                                   ARTICLE 7
                               PAYMENT OF BENEFITS

7.1      Eligibility for Payment of Benefits:
         -----------------------------------

         (a) The Vested Percentage of a Participant's Account shall become payable to a Participant or his beneficiary pursuant to this
                  Article 7 as follows:

                  (1) Upon actual retirement on or after the Participant's Normal Retirement Date.

                  (2)      Upon the death of the Participant.

                  (3)      Upon the Disability of the Participant.

                  (4) Upon termination of the Participant's employment prior to retirement, death, or Disability.

                  (5) Termination of the Plan without the establishment or maintenance of a successor plan.

                  (6) The disposition by the Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used by the Employer in a trade or business, but only if the Employer continues to maintain this Plan after the disposition, and only with respect to Participants who continue employment with the corporation acquiring such assets.

                  (7) The disposition by the Employer to an entity that is not an Affiliated Employer of the Employer's interest in a subsidiary (within the meaning of section 409(d)(3) of the Code), but only if the Employer continues to maintain the Plan, and only with respect to Employees who continue employment with such subsidiary.

                  (8) Upon the Participant's request after the Participant attains age 59-1/2.

         (b)      In  addition,  a  Participant's   Employee  Elective  Deferral
                  Account will be distributable on account of a Participant's financial hardship as described in section 7.10 of the Plan.

         (c) All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to any applicable spousal and participant consent requirements contained in sections 401(a)(11) and 417 of the Code.

7.2      Commencement of Benefits:
         ------------------------
         (a)      A  Participant  whose benefit has become  payable  pursuant to section 7.1(a) for any reason shall be entitled to receive the Vested Percentage of the Participant's Account determined as of the Valuation Date coincident with or next following the date of termination of employment as soon as administratively feasible after the date of termination of employment.

         (b) The Administrator shall provide the Participant with a written explanation of the material features and relative values of the optional forms of benefits available under the Plan. Such notice shall also notify the Participant of the right to defer distribution until a future date specified by the Participant or until Normal Retirement Age (or age 62, if later), and if the Participant is subject to the Joint and Survivor Annuity rules of Section 7.4, the notice shall be provided during the period beginning ninety (90) days before and ending thirty
                  (30) days before the Annuity Starting Date.

         (c) If the Vested Percentage of the Participant's Account is not greater than $5,000 ($3,500 for Plan Years beginning before January 1, 1998), the Employee shall receive a distribution of the value of the entire vested portion of such account balance. However, no such distribution shall be made after the Annuity Starting Date unless the Participant (if the Participant is subject to Section 7.4, the Participant and his or her spouse (or the Participant's surviving spouse)) consents in writing to such distribution.

                  Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Joint and Survivor Annuity while the account balance is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains or would have attained if not deceased) the later of Normal Retirement Age or age 62.

         (d) Unless the Participant elects to the contrary, distribution of benefits shall commence no later than sixty (60) days after the latest of:

                  (1) The close of the Plan Year in which the Participant attains Normal Retirement Age.

                  (2) If the Participant does not retire by his Normal Retirement Date, the date the Participant terminates employment; or

                  (3) The 10th anniversary of the year in which the Participant commenced participation in the Plan.

                  Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

         (e) Distribution of a Participant's Account must be made or begun by the Required Beginning Date.

7.3      Form of Payment of Benefits:
         ---------------------------

         (a) Except as provided in this section 7.3(a) or in section 7.3(b) below, the only form of benefit available under the Plan shall be a single sum payment to the Participant (or to the Designated Beneficiary, if the Participant has died). In lieu of a single sum distribution, a Participant or Beneficiary may elect to receive installment payments payable monthly, quarterly, semi-annually, or annually.

         (b) The following optional forms of benefit are available in addition to the forms of benefit specified in section 7.3(a) above:

                  (1) Participants who participated in the Bread of Life 401(k) Plan prior to January 1, 1996, are subject to the Joint and Survivor Annuity rules of Section 7.4. The following optional forms of benefit shall also be available to such Participants:

                           (A)      A straight life annuity.

                           (B) A single life annuity for 5, 10, or 15 years guaranteed.

                           (C)      A  single  life  annuity  with   installment
                                    refund.

                           (D)      Survivorship life annuities with installment
                                    refund  and  survivor   percentages  of  50,
                                    66-2/3, or 100.

                           (E) A fixed period annuity for any period of whole months which is not less than 60 and does not exceed the life expectancy of the Participant and the Designated Beneficiary, where the life expectancy is not recalculated.

                           (F) A series of installments chosen by the Participant with a minimum payment each year beginning with the year the Participant turns age 70-1/2.

         (2) Participants who participated in the Fresh Fields 401(k) Plan and had their account balances transferred to the Plan from the Fresh Fields 401(k) Plan as a result of the merger of the Fresh Fields 401(k) Plan and the Plan on December 31, 1997

                  ("Fresh Fields Group Participants"), are not subject to the Joint and Survivor Annuity requirements of Section 7.4; provided, however, that for the Fresh Fields Group Participants, the Fresh Fields Group Participants may elect an installment or annuity form of distribution form, but only through the purchase of a group annuity contract ("Contract"), and such Contract shall provide for payment in one of the following forms, as elected by each such Fresh Fields Group Participant, as follows:

                  (A)      Annuity  payments over one of the following  periods:
                           (1) the life of the Participant, (ii) the lives of the Participant and a designated beneficiary, (iii) a period certain and continuous not extending beyond the life expectancy of the Participant, or (iv) a period certain and continuous not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary;

                  (B)      A  Qualified  Joint  and  Survivor   Annuity  with  a
                           survivor percentage of 50% or 100%; or

                  (C) Installment payments made over a period not to exceed the Participant's (or the Participant's and Spouse's) life expectancy.

                           Only  if  a   Participant   elects   to   receive   a
                           distribution of benefits in the form of a Contract will the provisions of Section 7.4 apply to the Contract which is distributed to the Fresh Fields Group Participant.

         (3) Notwithstanding any provision of the Plan to the contrary, any optional forms of benefit protected under Section 411(d)(6) of the Code are not intended to be eliminated unless otherwise permitted by IRS Regulations, and shall continue to be available hereunder.

7.4      Joint and Survivor Annuity Requirements:
         ---------------------------------------

         (a) This Section 7.4 shall not apply to any Participant under this Plan except as provided in Section 73(b)(1), (2) and (3).

         (b) A Participant or Former Participant to whom this Section 7.4 applies who has a Vested Percentage in his Participant's
                  Account, including any balance held in the Participant's Employee Rollover/Transfer Account, which becomes payable for any reason other than the death of the Participant shall receive any distribution from the Plan in the form of a Joint and Survivor Annuity if the Participant is married on the date benefit payments commence, or in the form of a life annuity if the Participant is unmarried, unless an optional form of benefit described and made available to the Participant in section 7.3 is selected pursuant to a Qualified Election within the 90 day period ending on the Annuity Starting Date, or unless the benefit is payable under section 7.2(c). These joint and survivor annuity requirements shall apply to any benefit payable to a Participant under a contract purchased by the Plan and paid by a third party.

7.5      Minimum Distribution Requirements:
         ---------------------------------

         (a) Subject to any applicable joint and survivor annuity requirements, the requirements of this section 7.5 shall apply to any distribution of a Participant's Account and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of such sections apply to calendar years beginning after December 31, 1984. All distributions required under such sections shall be determined and made in accordance with the proposed regulations under
                  section   401(a)(9)  of  the  Code,   including   the  minimum
                  distribution incidental benefit requirement of section 1.401(a)(9)-2 of the proposed regulations.

         (b) If the Participant's Account is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

                  (1)      For amounts distributed from an individual account:

                           (A) If a Participant's Benefit is to be distributed over (i) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or
                                    (ii) a period not extending  beyond the life
                                    expectancy  of the  Designated  Beneficiary,
                                    the amount  required to be  distributed  for
                                    each   calendar    year,    beginning   with
                                    distributions  for  the  first  Distribution
                                    Calendar  Year,  must  at  least  equal  the
                                    quotient    obtained   by    dividing    the
                                    Participant's Benefit by the Applicable Life
                                    Expectancy.

                           (B) For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                           (C) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year, shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of (1) the Applicable Life Expectancy or (ii) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in section 7.5(b)(1)(A) above as the relevant divisor without regard to proposed regulations section 1.401(a)(9)-2.

(D) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for the other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

                  (2) If the Participant's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder.

7.6      Payment at Death:
         ----------------

         (a)      In the case of a  Participant  or Former  Participant  to whom
                  Section 7.4 is made applicable pursuant to Section 7.3(b)(1) or (2), if the Participant or Former Participant dies before benefit payments have commenced, the Vested Percentage of the Participant's Account, will be paid in the form of a Preretirement Survivor Annuity unless an optional form of benefit described and made available to the Participant in section 7.3 is selected pursuant to a Qualified Election within the Qualified Preretirement Survivor Annuity Election Period. Furthermore, the Surviving Spouse may elect to have such Preretirement Survivor Annuity distributed within a reasonable period after the death of the Participant.

         (b)      In the case of a  Participant  or Former  Participant  to whom
                  Section 7.4 does not apply, on the death of the Participant, the Participant's Account will be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse, or, if the Surviving Spouse has already consented in a manner conforming to a Qualified Election, then to the Participant's Designated Beneficiary. The Surviving Spouse may elect to have distribution of the Participant's Account within the 90-day period following the date of the Participant's death. The account balance will be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions.

                  The Participant may waive the spousal benefit provided in this section 7.6(b) at any time; provided, however, that no such waiver shall be effective unless it satisfies the conditions (other than the notice requirements referred to therein) that would apply to the Participant's Qualified Election to waive the Preretirement Survivor Annuity.

         (c) Notwithstanding section 7.6(a) and (b), the Participant's Beneficiary, including the Participant's Surviving Spouse, shall have the right to elect following the death of the Participant that the Vested Percentage of the Participant's Account be paid in an optional form of benefit as described and made available to the Participant in section 7.3. Further, the Participant's Beneficiary may elect the time at which benefit payments shall commence. Such election may be made at any time after the Participant's death and must be made in writing to the Plan Administrator. The election must specify the proposed date as of which the Beneficiary elects to commence receiving benefit payments. Such commencement date shall not be earlier than the date the Beneficiary becomes eligible for payment pursuant to section 7.2(a) and shall comply with the requirements of 7.6(d) below. The Administrator shall commence benefit payments pursuant to the election as soon as administratively feasible after the
                  Valuation Date coincident with or next following the commencement date specified in the Participant's election.

         (d) Any benefits paid because of the death of the Participant shall be distributed according to the following rules:

                  (1) If the Participant dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                  (2) If the Participant dies before distribution of his interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except to the extent that an election is made to receive the distribution in accordance with (A) or (B) below.

                           (A) If any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died.

                           (B) If the Designated Beneficiary is the Participant's Surviving Spouse, the date distributions are required to begin in
                                    accordance   with  (A)  above  need  not  be
                                    earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died and (ii) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

                                    If the  Participant has not made an election
                                    pursuant to this  section  7.6(d)(2)  by the
                                    time  of  his   death,   the   Participant's
                                    Designated Beneficiary must elect the method
                                    of distribution no later than the earlier of
                                    (1)  December  31 of the  calendar  year  in
                                    which  distributions  would be  required  to
                                    begin under this section, or (2) December 31
                                    of the  calendar  year  which  contains  the
                                    fifth  anniversary  of the  date of death of
                                    the  Participant.  If the Participant has no
                                    Designated Beneficiary, or if the Designated
                                    Beneficiary  does  not  elect  a  method  of
                                    distribution,     distribution     of    the
                                    Participant's   entire   interest   must  be
                                    completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (3) For purposes of section 7.6(d)(2) above, if the Surviving Spouse dies after the Participant, but before payments to such spouse begin, the provisions of section 7.6(d)(2) , with the exception of paragraph (B) therein, shall be applied as if the Surviving Spouse were the Participant.

                  (4) For purposes of this section 7.6(d)(2), any amount paid to a child of the Participant will be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

                  (5) For the purposes of this section 7.6(d), distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if section 7.6(d)(3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to section 7.6(d)(2) above). If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

7.7      Designation of Beneficiary:
         --------------------------

         (a) Each Participant may, by written notice filed with the Administrator, designate a Beneficiary or Beneficiaries to receive the Participant's benefit at the Participant's death. Such designation may be changed or revised from time to time by written instrument filed with the Administrator. If no designation has been made, or if no Beneficiary is living at the time of a Participant's death, his Beneficiary shall be:

                  (1)      his  Surviving  Spouse;  but if he  has no  Surviving
                           Spouse,

                  (2) his surviving children, in equal shares; but if he has no surviving children,

                  (3)      the legal representative of his estate.

         (b) A Beneficiary designation shall be effective only to the extent that the Plan is not required to:

                  (1)      pay  the  Vested   Percentage  of  the  Participant's
                           Account in the form of an annuity for the life of the Surviving Spouse pursuant to section 7.6(a), or

                  (2)      pay  the  Vested   Percentage  of  the  Participant's
                           Account to the Surviving  Spouse in  accordance  with
                           section 7.6(b).

7.8      Notice Requirements:
         -------------------

         (a) In the case of a Joint and Survivor Annuity, the Administrator shall no less than 30 days and no more than 90 days prior to the Annuity Starting Date provide each Participant a written explanation of:

                  (1)      The terms  and  conditions  of a Joint  and  Survivor
                           Annuity;

                  (2) The Participant's right to make and the effect of an election to waive the Joint and Survivor Annuity form of benefit;

                  (3)      The rights of a Participant's Spouse; and

                  (4) The right to make, and the effect of, a revocation of a previous election to waive the Joint and Survivor Annuity.

                  The Annuity Starting Date for a distribution in a form other than a qualified joint and survivor annuity may be less than 30 days after receipt of the written explanation described in the preceding paragraph provided: (a) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the qualified joint and survivor annuity and elect (with spousal consent) to a form of distribution other than a qualified joint and survivor annuity; (b) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the qualified joint and survivor annuity is provided to the Participant; and (c) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant.

         (b) In the case of a Preretirement Survivor Annuity, the Plan Administrator shall provide each Participant within the Applicable Period a written explanation of the Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of section 7.8(a) applicable to a Joint and Survivor Annuity.

7.9      Transitional Joint and Survivor Annuity Rules:
         ---------------------------------------------

         (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous sections of this Article must be given the opportunity to elect to have the prior sections of this

                  Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of vesting service when he separated from service.

         (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with section 7.9(d) of this Article.

         (c) The opportunities to elect described in (a) and (b) above must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

         (d) Any Participant who has elected pursuant to section 7.9(b) above and any Participant who does not elect under section 7.9(a) above or who meets the requirements of section 7.9(a) except that such Participant does not have at least 10 years of vesting service when he separates from service, shall have his benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity.

                  (1) Automatic Joint and Survivor Annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                           (i) begins to receive payments under the Plan on or after Normal Retirement Age; or

                           (ii) dies on or after Normal Retirement Age while still working for the Employer; or

                           (iii) begins to receive payments on or after the qualified early retirement age; or

                           (iv) separates from service on or after attaining Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits, then such benefits will be received under this Plan in the form of a Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

                  (2) Election of early survivor annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Joint and Survivor Annuity if the Participant had retired on the day before his death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the Qualified Early Retirement Age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

7.10     Hardship Withdrawals:
         --------------------

         (a) Distribution of a Participant's Employee Elective Deferrals Account (including only those earnings accrued as of December 31, 1988) may be made to a Participant in the event of financial hardship. For the purposes of this section, hardship is defined as an immediate and heavy financial need of the Employee where such Employee lacks other available resources. Determination of the existence of financial hardship and the amount required to meet the immediate financial need created by the hardship shall be made by the Committee, in accordance with this Section 7.10.

                  If the Participant is subject to the requirements of Section 7.4, hardship distributions are subject to the spousal consent requirements contained in sections 401(a)(11) and 417 of the Code.

         (b)      The  following  are  the  only  financial   needs   considered
                  immediate and heavy:

                  (1) Expenses for medical care (within the meaning of section 213(d) of the Code) incurred by the Employee, the Employee's spouse, or any dependents of the Employee (as defined in section 152 of the Code or necessary for these persons to obtain such care;

                  (2) Purchase (excluding mortgage payments) of a principal residence for the Employee;

                  (3) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Employee, the Employee's spouse, children or dependents;

                  (4)      The need to prevent the eviction of the Employee from
                           his  principal   residence  or   foreclosure  on  the
                           mortgage of the Employee's principal residence; and

                  (5) Such other financial need which the Commissioner of the Internal Revenue Service, through the publication of revenue rulings, notices, and other documents of general applicability, deems to be immediate and heavy.


         (c) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

                  (1) The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution);

                  (2) The Employee has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer;

                  (3)      Elective  contributions  and  employee  contributions
                           under this Plan and all other qualified and nonqualified deferred compensation plans maintained by the Employer shall be suspended for at least twelve (12) months after the receipt of the hardship distribution. For this purpose, the phrase "qualified and nonqualified deferred compensation plans" includes stock option, stock purchase, and similar plans, and cash or deferred arrangements under a cafeteria plan within the meaning of section 125 of the Code. It does not include health or welfare benefit plans; and

                  (4) All plans maintained by the Employer provide that the Employee may not make Employee Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 401(8) of the Code for such taxable year less the amount of such Employee's Employee Elective Deferral for the taxable year of the hardship distribution.


         (d) If a distribution is made to a Participant under this section 7.10, then the following shall apply under this Plan:

                  (1) The Participant's Employee Elective Deferrals will be suspended for at least 12 months after the receipt of the hardship distribution. A Participant whose deferrals and contributions have been suspended will be deemed to have elected to stop his deferrals and contributions and will be permitted to begin deferrals and contributions pursuant to the applicable provisions of this Plan.

                  (2) The Participant may not make Employee Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 401(g) of the code for such taxable year less the amount of such Participant's Employee Elective Deferral for the taxable year of the hardship distribution.

7.11     Transitional Minimum Distribution Rules:
         ---------------------------------------

         (a) Notwithstanding the other requirements of this article and subject to the joint and survivor annuity requirements in this article, distribution on behalf of any Employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                  (1) The distribution by the trust is one which would not have disqualified such trust under section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

                  (2) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

                  (3) Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

                  (4) The Employee had accrued a benefit under the Plan as of December 31, 1983.

                  (5) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the
                           Beneficiaries of the Employee listed in order of priority.

         (b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

         (c) For any distribution which commences before January l, 1984, but continues after December 31, 1983, the Employee will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections 7.11(a)(1) and (5).

         (d) If a designation is revoked, any subsequent distribution must satisfy the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy section 401(a)(9) of the Code and the proposed regulations thereunder, but for the section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

7.12     Direct Rollovers:
         ----------------

         (a) This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         (b)      Definitions:

                  (1) Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (2) Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an
                           Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (3) Distributee: A Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                  (4) Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

7.13     Distributions Under Qualified Domestic Relations Order:
         ------------------------------------------------------

         (a) Distribution of all or any part of a Participant's Account pursuant to the provisions of a qualified domestic relations order as defined in section 414(p) of the Code ("QDRO") is specifically authorized. Distribution may be made to an alternate payee (as defined in section 414(p)(8) of the Code) under a QDRO prior to a Participant's earliest retirement age (as defined in section 414(p)(4)(B) of the Code) if the alternate payee elects, regardless of whether the Participant is eligible to receive a distribution. This provision does not entitle the alternate payee to receive a form of distribution not otherwise permitted under this Plan.

         (b) Upon receipt of an order which appears to be a domestic relations order, the Plan Administrator will promptly notify the Participant and each alternate payee of the receipt of the order and provide them with a copy of the procedures established by the Plan for determining whether the order is a QDRO. While the determination is being made, a separate accounting will be made with respect to any amounts which would be payable under the order while the determination is being made. If the Administrator or a court determines that the order is a QDRO within 18 months after receipt, the Administrator will begin making payments, including the separately-accounted for amounts, pursuant to the order when required or as soon as administratively practical. If the Administrator or court determines that the order is not a QDRO, or if no determination is made within 18 months after receipt, then the separately accounted for amounts will be either restored to the Participant's Account or distributed to the Participant, as if the order did not exist. If the order is subsequently determined to be a QDRO, such determination shall be applied prospectively to payments made after the determination.

         (c) This section does not authorize a Participant to receive a distribution at a time not otherwise permitted under the Plan.

                                   ARTICLE 8
                          SPECIAL TOP-HEAVY PLAN RULES

8.1      Applicability of Article:
         ------------------------
         If the Plan is or becomes a Top-Heavy Plan in any Plan Year beginning after December 31, 1983, the provisions of this Article 8 shall become applicable and shall supersede any conflicting provisions under the Plan.

8.2      Minimum Allocations:
         -------------------

         (a) Except as otherwise provided in (c) and (d) below, the Employer Contributions and Forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's Compensation the largest percentage of Employer Contributions and Forfeitures, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (1) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), or (ii) the Participant's failure to make mandatory employee contributions or elective contributions to the Plan, or (iii) Compensation less than a stated amount.

         (b) Employee Elective Deferrals and Employer Matching Contributions and Employer Qualified Matching Contributions made on account of Employee Elective Deferrals may not be taken into account for the purpose of satisfying this section.

         (c) The provision in (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

         (d) The provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided that the minimum allocation or benefit requirement applicable to Top-Heavy Plans will be met in the other plan or plans.

         (e) The minimum contribution required pursuant to this section (to the extent required to be nonforfeitable under section 416(b) of the Code) may not be forfeited under sections 411(a)(3)(B) or 411(a)(3)(D) of the Code.

8.3      Minimum Vesting:
         ---------------

(a) For any Plan Year in which this is a Top-Heavy Plan, the following minimum vesting schedule will automatically apply to the Plan:

                  Years of Service                   Vested Percentage
                           0                                  0
                           1                                  25
                           2                                  50
                           3                                  75
                           4 or more                          100

         (b) The minimum vesting schedule applies to all benefits within the meaning of section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of section 416 and benefits accrued before the Plan became a Top-Heavy Plan. Further, no decrease in a Participant's Vested Percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year. However, this section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become a Top-Heavy Plan and such Employee's account balance attributable to Employer Contributions and Forfeitures will be determined without regard to this section. If the Plan's status changes from a Top-Heavy Plan to a non-Top-Heavy Plan, any change to a different vesting schedule because of the change in status will be considered an amendment to the vesting schedule for purposes of Section 12.01 of the Plan.

8.4      Super Top Heavy Plans:
         ---------------------
         In any Plan Year in which the Top-Heavy Ratio exceeds 90%, the denominators of the Defined Benefit Fraction and the Defined Contribution Fraction shall be computed using 100 percent of the dollar limitation instead of 125 percent.

                                   ARTICLE 9
                             ADMINISTRATION OF PLAN

9.1      Responsibilities of Employer:
         ----------------------------
         The Employer shall have the following responsibilities with respect to administration of the Plan:

         (a) The Employer shall adopt a funding policy and method consistent with the obligations of the Plan and Title I of ERISA. The Employer shall communicate such policy to the Trustee, which shall coordinate such funding policy with its investment strategy.

         (b) The Employer shall appoint an Administrator to administer the Plan. In absence of such an appointment, the Employer shall serve as Administrator. The Employer may remove and reappoint an Administrator from time to time.

         (c) The Employer shall, formally or informally, review the performance from time to time of persons appointed by it or to which duties have been delegated by it, such as the Trustee, Administrator, and Committee.

         (d) The Employer shall supply the Administrator in a timely manner with all information necessary for it to fulfill its responsibilities under the Plan. The Administrator may rely upon such information and shall have no duty to verify it.

9.2      Rights and Responsibilities of Plan Administrator:
         -------------------------------------------------
         The Administrator shall administer the Plan according to its terms for the exclusive benefit of Participants, Former Participants, and their Beneficiaries.

         (a) The Administrator's responsibilities shall include but not be limited to the following:

                  (1) Determining all questions relating to the eligibility of Employees to participate or remain Participants hereunder.

                  (2) Computing, certifying and directing the Trustee with respect to the amount and form of benefits to which a Participant may be entitled hereunder.

                  (3) Authorizing and directing the Trustee with respect to disbursements from the Trust Fund.

                  (4) Maintaining all necessary records for administration of the Plan.

                  (5) Interpreting the provisions of the Plan and preparing and publishing rules and regulations for the Plan which are not inconsistent with its terms and provisions.

                  (6) Complying with all reporting, disclosure and notice requirements of the Code and ERISA.

         (b) In order to fulfill its responsibilities, the Administrator shall have all powers. necessary or appropriate to accomplish his duties under the Plan, including the power to determine all questions arising in connection with the administration, interpretation and application of the Plan. Any such determination shall be conclusive and binding upon all persons. However, all discretionary acts, interpretations and constructions shall be done in a nondiscriminatory manner based upon uniform principles consistently applied. No action shall be taken which would be inconsistent with the intent that the Plan remain qualified under section 401(a) of the Code. The Administrator is specifically authorized to employ or retain suitable employees, agents, and counsel as may be necessary or advisable to fulfill its responsibilities hereunder, and to pay their reasonable compensation, which shall be reimbursed from the Trust Fund if not paid by the Employer within thirty days after the Administrator advises the Employer of the amount owed.

         (c) The Administrator shall serve as the designated agent for legal process under the Plan.

         (d) The Administrator may employ and pay reasonable compensation to Recordkeepers or such other persons as it deems necessary or advisable to assist the Administrator in fulfilling its obligations under the Plan.

9.3      Administrative Committee:
         ------------------------
         By corporate resolution, the Employer may appoint a Committee of one or more persons to serve as the Administrator. The Employer shall make its appointments in writing, and each member of the Committee shall consent in writing to serve on the Committee. The following provisions shall govern the Committee.

         (a)      Membership -
                  ----------
                  Any Employee or member of the board of directors of the Employer is eligible to serve as a member of the Committee. The Committee members shall hold office at the pleasure of the Employer, and all vacancies shall be filled by the Employer.

        (b)       Officers -
                  --------
                  The  Committee  shall elect such  officers as it may determine
                  from  its  membership,   to  serve  at  the  pleasure  of  the
                  Committee.

        (c)       Meetings -
                  --------
                  The Committee shall hold meetings upon such notice, at such place or places, and at such times as it may from time to time determine. Notice shall not be required if waived in writing. A majority of the members of the Committee in office at the time shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present at such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent signed by a majority of the members of the Committee.

        (d)       Expenses and Compensation -
                  -------------------------
                  All usual and reasonable expenses of the Committee may be paid in whole or part by the Employer, and any expenses of the Committee not paid by the Employer shall be paid by the Trustee out of the principal or earnings of the Trust Fund. Any members of the Committee who are Employees shall not receive compensation with respect to their services with the Committee. The Committee and the individual members thereof shall be indemnified by the Employer, and not from the Trust Fund, against any and all liabilities arising by reason of any act or failure to act made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.

        (e)       Records -
                  -------
                  Any act or determination with respect to the administration of the Plan made by the Committee and any assistant or representative appointed by it shall be duly recorded by the Committee or by the assistant or representative appointed by it to keep such records. All records, together with such other documents as may be necessary for the administration of the Plan, shall be preserved in the custody of the Committee or the assistant or representative appointed by it. The Committee shall keep on file a copy of the Plan and Trust, including any subsequent amendments, and registration statements as may be required by the laws of the United States or other jurisdiction, for examination by Participants in the Plan during reasonable business hours.

        (f)       Administrative Directives of the Committee -
                  ------------------------------------------
                  Administrative directives of the Committee to the Trustee shall be delivered in writing and signed by a member of the Committee authorized by the Committee to sign on its behalf.

        (g        Discretionary Acts -
                  ------------------
                  Any discretionary actions of the Committee or the Employer with respect to the administration of the Plan shall be made in a manner which does not discriminate in favor of Highly Compensated Employees. In the event the Committee exercises any discretionary authority under the Plan with respect to a Participant who is a member of the Committee, such discretionary authority shall be exercised solely and exclusively by those members of the Committee other than such Participant, or if such Participant is the sole member of the Committee, such discretionary authority shall be exercised solely and exclusively by the Board of Directors of the Employer.

        (h)       Resignation -
                  -----------
                  A member of the Committee may resign at any time by filing a writing notice thereof with the Employer and the Committee, effective on some later date specified in the notice. If a member of the Committee ceases to be an Employee or member of the board of directors of the Employer, he shall be deemed to have resigned from the Committee on such date.

9.4      Benefit Claims Procedure:
         ------------------------

         (a) Any claim for benefits under the Plan shall be made in writing to the Administrator. If such claim for benefits is wholly or partially denied, the Administrator shall, within ninety (90) days after receipt of the claim, notify the Participant or Beneficiary of the denial of the claim. Such notice of denial shall:

                  (1)      be in writing;

                  (2) be written in a manner calculated to be understood by the Participant or Beneficiary, and

                  (3)      contain:

                           (A) the specific reason or reasons for denial of the claim,

                           (B) a specific reference to the pertinent Plan provisions upon which the denial is based,

                           (C) a description of any additional material or information necessary to perfect the claim, along with an explanation of why such material or information is necessary, and

                           (D) an explanation of the claim review procedure in accordance with the provisions of this Article.

         (b) Within sixty (60) days after the receipt by the Participant or Beneficiary of a written notice of denial of the claim, or such later time as shall be deemed reasonable taking into account the nature of the benefit subject to the claim and any other attendant circumstances, the Participant or Beneficiary may file a written request with the Administrator that it conduct a full and fair review of the denial of the claim for benefits.

         (c) The Administrator shall deliver to the Participant or Beneficiary a written decision on the claim within sixty (60) days after the receipt of the aforementioned request for review, except that if there are special circumstances (such as the need to hold a hearing, if necessary) which require an extension of time for processing, the aforementioned sixty
                  (60) day period shall be extended to one hundred twenty (120) days. Such decisions shall:

                  (1) be written in a manner calculated to be understood by the Participant or Beneficiary,

                  (2) include the specific reason or reasons for the decision, and

                  (3) contain a specific reference to the pertinent Plan provisions upon which the decision is based.

         (d) The decision of the Administrator shall be final and binding on all parties, unless determined by a court of competent jurisdiction to be arbitrary and capricious.

         (e)(1)   If after a Participant's  Account becomes  distributable under
                  Article VII no claim for benefit is made by the Participant within 6 months after notice by certified mail addressed to such Participant is sent to the last known address of such Participant, then the Participant's Account shall be deemed to have been forfeited, and the forfeiture shall be allocated pursuant to section 6.4 of the Plan.

         (2) If a Participant whose Participant's Account has been forfeited pursuant to this provision at any time thereafter makes a claim for the benefit, the dollar amount of the Participant's Account which was forfeited, unadjusted for earnings or losses subsequent to the date of forfeiture, shall be restored during the Plan Year in which the claim is made. The restoration shall be made as follows: first, from any Forfeitures which would have otherwise been allocated for the Plan Year; second, from any earnings of the Trust Fund for the Plan Year; and finally, from Employer contributions allocated for the Plan Year.

9.5      Multiple Roles:
         --------------
         Nothing herein shall be interpreted to prevent the same person from serving in more than one fiduciary capacity for the Plan.

                                   ARTICLE 10
                              LOANS TO PARTICIPANTS

10.1     Loans to Participants:
         ---------------------
         The Administrator in its discretion may establish a participant loan program which meets the requirements of ss.2550.408b-1 of the DOL Regulations, and the Administrator shall have the responsibility of administering the loan program.

10.2     Terms and Conditions:
         --------------------
         The Administrator shall notify the Participants of the general terms and conditions under which such loans are to be made. In addition to such rules and regulations as the Administrator shall adopt, all loans shall be subject to the following terms and conditions:

         (a) The Administrator shall make loans available to all active Participants on a reasonably equivalent basis. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other employees.
                  Loans shall not be made to Participants who have terminated employment, to beneficiaries of a deceased Participant, or to alternate payees under a qualified domestic relations order.

         (b) Loan to Participants shall be made from the Participant's Account and shall not exceed the lesser of (1) one-half (1/2) of the Vested Percentage in his Participant's Account, or (2) $50,000. In no event may the loan amount exceed 550,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made. For purposes of the above limitation, all loans from all plans of the Employer and Affiliated Employers are aggregated.

         (c) Loans must be adequately secured. Although it is the intention under this Plan that loans to Participants be repaid, the collateral for each loan shall be the assignment of a portion (not exceeding 50%) of the Participant's vested interest in the Participant's Account, and such other security as the Administrator may require.

         (d) If the Participant is subject to Section 7.4 of the Plan, then the Participant must obtain the consent of his or her spouse, if any, to use of the Participant's Account as security for the loan. Such Participant's Spouse's consent must be obtained within the 90 day period immediately preceding the date of the loan. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Participant's Account is used for renegotiation, extension, renewal, or other revision of the loan.

         (e) The period of repayment for any loan shall be by agreement between the Administrator and the Participant. but in no event shall it exceed five (5) years. Notwithstanding the provisions of the foregoing sentence, any loan used to acquire any dwelling unit which within a reasonable time (determined at the time the loan is made) is to be used as a principal residence of the Participant, shall not be required to be repaid within five (5) years, but shall be repaid within a reasonable period of time to be determined by the Administrator.

         (f) The loan by its terms shall require substantially level amortization with payments not less frequently than quarterly over the term of the loan.

         (g) Each loan shall bear interest at a reasonable rate to be fixed by the Administrator and, in determining the interest rate, the Administrator shall take into consideration interest rates being charged at the time of the loan. The Administrator shall not discriminate among Participants in the matter of interest rates, but loans granted at different times may bear different interest rates and terms, if, in the opinion of the Administrator, the differences are justified by changes in the general economic condition.

         (h) No distribution shall be made to any Participant, Former Participant or to a Beneficiary of such a person, unless and until all unpaid loans, including accrued interest thereon, have been liquidated.

         (i)      In  the  event  of  default,   foreclosure  on  the  note  and
                  attachment of security will not occur until a distributable event occurs under the Plan.

         (j) If a valid spousal consent has been obtained in accordance with (c), then, notwithstanding any other provision of this plan, the portion of the Participant's vested account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested account balance
                  (determined without regard to the preceding sentence) is payable to the surviving spouse, then the account balance shall be adjusted by first reducing the vested account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

                                   ARTICLE 11
                                EXCLUSIVE BENEFIT

11.1     Exclusive Benefit:
         -----------------
         Except as provided in this Article, the assets of this Plan shall not inure to the benefit of the Employer and shall be held for the exclusive purpose of providing benefits to Participants, Former Participants, and their Beneficiaries, and defraying the reasonable expenses of administering the Trust Fund.

11.2     Mistake of Fact:
         ---------------
         Any contribution which is made by the Employer under a mistake of fact shall be returned to the Employer within one year of the contribution.

11.3     Requirement of Qualification:
         ----------------------------

         (a) All contributions made by the Employer under this Plan are conditioned upon the initial qualification of the Plan under section 401 of the Code. In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

         (b) If the Employer's plan fails to attain or retain qualification, such plan will no longer participate in this prototype plan and will be considered an individually designed plan.

11.4     Requirement of Deductibility:
         ----------------------------
         All contributions made by the Employer under this Plan are conditioned upon the deductibility of such contributions under section 404 of the Code, as amended. To the extent that a deduction of any contribution is disallowed, such contribution (to the extent disallowed) shall be returned to the Employer within one year after the date of disallowance.


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

                                   ARTICLE 12
                        AMENDMENT, TERMINATION AND MERGER

12.1     Amendment:
         ---------

         (a) The Employer reserves the right at any time, and from time to time, to discontinue making contributions to the Trust Fund, or to amend any and all of the provisions of this Plan and Trust, or to terminate or partially terminate the Plan and Trust.

         (b) No part of the Trust Fund shall, by reason of any suspension, amendment, termination or partial termination, be used for or diverted to purposes other than the exclusive benefit of the Participants, Former Participants and Beneficiaries. No suspension, amendment, termination or partial termination may retroactively change or deprive any Participant, Former Participant or Beneficiary of rights already accrued under the Plan or eliminate an optional form of benefit, except insofar as such amendment is necessary to preserve the qualification and tax exemption of the Trust pursuant to sections 401(a) and 501(a) of the Code, or to the extent permitted under section 412(c)(8) of the Code, or to comply with any applicable provision of law. For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit with respect to service before the amendment shall be treated as reducing an accrued benefit. If the vesting schedule of the Plan is amended, in the case of an Employee who is a
                  Participant  as of the  later of the date  such  amendment  is adopted or the date it becomes effective, the Vested Percentage (determined as of such date) of such Employee's Employer-derived accrued benefit will not be less than the percentage computed under the Plan without regard to such amendment. No amendment shall affect the terms of payment or the value of any life insurance policies already issued as computed to the date of such amendment, and no such amendment shall deprive the insurer of any of its exemptions with respect to its policies and annuities. No amendment shall increase the duties of the Trustee or otherwise adversely affect the Trustee unless the Trustee agrees thereto in writing.

         (c) If the Plan's vesting schedule is amended, or the Plan is amended in any way which directly or indirectly affects the computation of the Participant's Vested Percentage, each Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his Vested Percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least 1 hour of service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "5 Years of Service" for "3 Years of Service" where such language appears. If a Participant fails to make such election, then such Participant shall be subject to the amended vesting provisions. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the later of:

                  (1)      Sixty (60) days after the amendment is adopted;

                  (2)      Sixty   (60)  days   after  the   amendment   becomes
                           effective; or

                  (3) Sixty (60) days after the Participant is issued written notice of the amendment by the Employer.

12.2     Plan Termination:
         ----------------
         Upon complete discontinuance of Employer contributions or termination of the Plan, each Participant's Account shall become fully vested and nonforfeitable. Upon termination of the Plan with respect to a group of Employees which constitutes a partial termination of the Plan, the Participant's Account of each Employee affected shall be fully vested and nonforfeitable.

12.3     Distribution Upon Plan Termination:
         ----------------------------------
         Upon termination, partial termination, or complete discontinuance of contributions, the Administrator shall instruct the Trustee to determine the value of the Trust Fund and to adjust the Participants' Accounts. The Administrator shall thereupon instruct the Trustee whether currently to distribute the entire amount of each Participant's Account required to be fully vested as a result of such termination, partial termination, or discontinuance; or whether to distribute therefrom as if the Plan had continued; or whether currently to distribute the balance of certain of those accounts, and distribute the balance of others as if the Plan had continued; or whether to make distributions after the complete discontinuance of contributions, or termination, or partial termination of the Plan, but prior to the time when distributions would have been made had the Plan continued. The Administrator shall, in all events, exercise its discretion under this section 12.3 in a non-discriminatory manner. Any distribution hereunder shall be made in accordance with the provisions of Article 7 as if the Participant had terminated employment. The Trust shall continue in effect until the Trustee shall have completed the distribution of the assets of the Trust Fund, and the accounts of the Trustee have been settled.

12.4     Merger:
         ------
         In the event that the Plan is merged or consolidated with, or the assets or liabilities of the Trust Fund are transferred to any other plan, each Participant shall have a benefit immediately after such merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation or transfer. The amount of such benefit shall be determined as if the Plan had been terminated.

                                   ARTICLE 13
                                  MISCELLANEOUS

13.1     This Plan is Not an Employment Contract:
         ---------------------------------------
         Neither the adoption of the Plan by the Employer, nor any action of the Employer or the Trustee under this Plan, nor the issuance of any insurance policy, nor the payment of any benefits, shall be construed to confer upon any person any legal right to be continued as an Employee of the Employer or any affiliated or related employer. All
         Employees shall be subject to discharge to the same extent as they would have been had this Plan never been adopted.

13.2     Limitations on the Obligations of the Employer:
         ----------------------------------------------
         The Employer assumes no obligations under the Plan, except those specifically stated in this Plan. No person shall have any right to participate in profits by reason of this Plan, except to the extent expressly set forth herein. The Employer shall be under no legal obligation to make any contributions to the Trust Fund, except as expressly provided herein.

13.3     Qualified Military Service:
         --------------------------
         Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code. Loan repayments will be suspended under this Plan as permitted under Section 414(u)(4) of the Code.

13.4     Agreement Binding:
         -----------------
         The Plan (including any and all amendments hereto) shall be binding upon the Employer, its successors and assigns, and upon the
         Participants and their Beneficiaries and their respective heirs, executors, administrators, personal representatives and all persons claiming by, under, or through any of them.

13.5     Assignment, Alienation, or Encumbrance:
         --------------------------------------
         No interest, right or claim in or to any part of the Trust Fund or any payment therefrom may be assigned, alienated or encumbered, either voluntarily or involuntarily, and any attempt to do so shall be null and void. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in section 414(p) of the Code. A domestic relations order which is entered into before January 1, 1985, shall be treated as a qualified domestic relations order if payment of benefits pursuant to the order has commenced as of such date, and may be treated as a qualified domestic relations order if payment of benefits has not commenced as of such date, even though the order does not satisfy the requirements of section 414(p). The Administrator shall determine whether any domestic relations order received by the Plan is a qualified domestic relations order described in section 414(p) of the Code and shall advise the Trustee in writing of its determination within a reasonable time after the receipt of the order.

13.6     Construction:
         ------------
         Whenever in the language of the Plan the masculine gender is used, it shall be deemed equally to refer to the feminine gender. Unless otherwise indicated, the words "hereof," "herein," and other similar compounds of the word "here" shall mean and refer to the entire Plan, and not to any particular provision or section.

13.7     Headings:
         --------
         The  headings  of  Articles  and  sections  are  included   solely  for
         convenience of reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.

13.8     Governing Law:
         -------------
         Except as superseded by federal law, this Plan shall be governed by the laws of the State of Texas as to all matters of construction, validity, effect and performance.

                                   ARTICLE 14
                             PARTICIPATING EMPLOYERS

14.1     Adoption by Other Employers:
         ---------------------------
         Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any other corporation or entity, whether an affiliate or subsidiary or not, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by signing an agreement to participate, which shall be attached to this Plan.

14.2     Requirements of Participating Employers:
         ---------------------------------------

         (a) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

         (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof.

         (c) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an Employee of the Employer or a Participating Employer shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Account as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

         (d) All rights and values forfeited by termination of employment shall inure only to the benefit of the Participants of the Participating Employer by which the forfeiting Participant was employed, except if the Forfeiture is for an Employee whose Employer is a member of an affiliated or controlled group, then said Forfeiture shall be allocated to all Employer Profit Sharing Contribution Accounts of Participating Employers who are members of the affiliated or controlled group. Should an Employee of one ("First") Employer be transferred to an associated ("Second") Employer (the Employer, an affiliate or subsidiary), such transfer shall not cause his Participant's Account balance (generated while an Employee of "First" Employer) in any manner, or by any amount to be forfeited. Such Employee's Participant's Account balance for all purposes of the Plan, including length of service, shall be considered as though he had always been employed by the "Second" Employer and as such had received contributions, Forfeitures, earnings or losses, and appreciation or depreciation in value of assets totaling amount so transferred.

         (e) Any expenses of the Trust which are to be paid by the Employer or by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to be credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

14.3     Designation of Agent:
         --------------------
         Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each
         Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

14.4     Employee Transfers:
         ------------------
         It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

14.5     Participating Employers Contribution:
         ------------------------------------
         Any contribution or Forfeiture subject to allocation during each Plan Year shall be allocated among all Participants of all Participating Employers in accordance with the provisions of this Plan. On the basis of the information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

14.6     Amendment:
         ---------
         Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

14.7     Discontinuance of Participation:
         -------------------------------
         Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate qualified plan for its Employees. If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article X hereof. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

14.8     Administrator's Authority:
         -------------------------
         The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

         THIS DOCUMENT EXECUTED as of the 1st day of January, 1999.


                                          WHOLE FOODS MARKET, INC.
ATTEST:


/s/ Paige K. Ellis                        By:  /s/ Jody Saari Hatch
--------------------------                   -----------------------------------

                                             Name:  Jody Saari Hatch
                                                  ------------------------------

                                             Title: Vice President of Human
                                                    Resources
                                                   -----------------------------





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